Exhibit 10.12

MASTER AGREEMENT

This Master Agreement (“Agreement”) is made and entered into as of July 28, 2006 (the “Effective Date”) by and between Valero Marketing and Supply Company, a Delaware corporation (“VMSC”) and Susser Petroleum Company, LP, a Texas limited partnership (“Distributor”).

RECITALS

Distributor and VMSC are parties to a Branded Distributor Marketing Agreement (Valero Brand) dated July 28, 2006, under which VMSC sells Valero branded motor fuels to Distributor for resale at pre-approved locations (this agreement, as amended, is referred to hereafter as the “Valero Distributor Agreement”).  Distributor and VMSC are parties to a Branded Distributor Marketing Agreement (Shamrock Brand) dated July 28, 2006, under which VMSC sells Shamrock-branded motor fuels to Distributor for resale at pre-approved locations (this agreement, as amended, is referred to hereafter as the “Shamrock Distributor Agreement”).  The Valero Distributor Agreement and Shamrock Distributor Agreement are sometimes collectively referred to herein as the “Branded DMA(s)”.  Distributor and VMSC are also parties to an Unbranded Supply Agreement dated July 28, 2006, under which VMSC sells unbranded motor fuels to Distributor for resale at certain specified stations (the “Unbranded Supply Agreement”).   “Motor Fuel(s)” shall mean gasoline and diesel.

As of the Effective Date, Distributor currently supplies the Existing Stations (defined below) and desires to purchase VMSC’s Motor Fuels to supply these Existing Stations.  Distributor represents that no sales of VMSC Motor Fuels to such Existing Stations shall take place if a current supply agreement with Distributor’s most recent supplier has not expired or has otherwise been terminated.  Distributor and VMSC also desire to make other commitments as described in this Agreement.

As a response to the competitive offers of other major suppliers, VMSC has offered Distributor certain pricing as consideration for Distributor’s commitment to purchase the volume of branded and unbranded Motor Fuels to be sold through certain stations as described in this Agreement.

AGREEMENT

Therefore, in consideration of the terms, conditions, and covenants set forth in this Agreement, VMSC and Distributor agree as follows:

Article One — Basic Provisions

1.1           Purpose of Agreement.  VMSC and Distributor are parties to the Valero Distributor Agreement, the Shamrock Distributor Agreement and the Unbranded Supply Agreement.  All Valero-branded Motor Fuels will be purchased under the Valero Distributor Agreement, all Shamrock-branded Motor Fuels will be purchased under the Shamrock Distributor Agreement, and all unbranded Motor Fuels will be purchased under the Unbranded Supply Agreement; and consequently, Motor Fuels are not purchased under this Agreement.  The purpose of this Agreement is to (1) amend the pricing and payment provisions of the Branded DMAs and the Unbranded Supply Agreement by specifying how Motor Fuels purchased under those agreements for sale at the stations covered by this Agreement will be priced and paid for while this Agreement is in effect, (2) amend certain other provisions of the Branded DMAs as specified herein, and (3) to set forth certain other agreements of the parties.  If there is an inconsistency between the Branded DMAs or the Unbranded Supply Agreement and this Agreement, then this Agreement shall control.  Except as specifically amended in this Agreement, the payment-related provisions of the applicable Branded DMA or Unbranded Supply Agreement shall remain in effect.

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1.2           Term.  The term of this Agreement (the “Term”) shall commence on the Effective Date and shall expire July 31, 2018 (“Expiration Date”), but shall automatically renew for successive one-year terms after expiration of the initial term.  Either party may cancel this Agreement at the end of the initial term or any renewal term by giving at least 365 calendar days written notice to the other party, in which case the final 365 calendar days of the Term shall be the “Transition Period”.  If this Agreement is terminated earlier, unless such termination was by Valero due to a material breach of Distributor, then this Agreement shall remain in effect for a Transition Period as described below lasting 180 calendar days after such termination would otherwise have been effective (and in this case the 90 day time periods in Section 1.3 below shall instead be 5 business days).

1.3           Transition Period.  During the Transition Period, Distributor and VMSC shall cooperate with each other to allow a transfer of the supply to another supplier, and Distributor: (a) shall not be required to brand new stations as Valero or Shamrock; (b) may, on 90 days notice to VMSC, rebrand and remove from this Agreement and the applicable Branded DMA Valero or Shamrock branded stations so that Distributor may purchase Motor Fuels from another supplier for these stations; and (c) may, on 90 days notice to VMSC, remove Unbranded Stations from the Unbranded Supply Agreement and this Agreement so that Distributor may purchase unbranded Motor Fuels from another supplier for these stations.  Also during the Transition Period, VMSC will not be required to accept any new unbranded Growth Stations under this Agreement.  During the Transition Period, the pricing and payment provisions of this Agreement shall continue to apply to all stations covered by this Agreement unless and until removed as described above.

1.4           Existing Stations.  Set forth below are groups of stations which are currently supplied by Distributor.  All of the stations included on the schedules referred to below shall be referred to as “Existing Stations”.

a.  “[*.*]” means the stations listed on Schedule 1.

b.  “[*.*]” means the stations listed on Schedule 2.

c.  “[*.*]” means the stations listed on Schedule 3.

d.  “[*.*]” means the stations listed on Schedule 4.

e.  “[*.*]” means the stations listed on Schedule 5.

f.  “[*.*]” means the stations listed on Schedule 6.

g.  “[*.*]” means the stations listed on Schedule 7.

Each station included on a schedule listed above shall be designated “Valero”, “Shamrock” or “Unbranded”.  Also included on the schedules are certain pre-brand requirements regarding brand and image standards at the stations.  Distributor agrees to complete prior to the conversion of such station to the Valero brand or Shamrock brand these pre-brand requirements.  Distributor also agrees to complete within a reasonable time after conversion the other contingencies regarding brand and image standards shown on the schedules.  The parties further acknowledge that Distributor may currently supply stations which are not listed on any of the above referenced Schedules and that such stations were intentionally not included in this Agreement.  The parties agree that they may mutually agree in writing to amend the schedules to this Agreement within 30 days after the Effective Date.

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Article 2 — Imaging of Existing Stations

2.1           Conversion to Valero Brand.  On the applicable schedules, certain of the [*.*] are designated as “Valero” (these stations are collectively referred to as the “Valero Flag Stations”).  Within twelve months after the Effective Date, Distributor will rebrand the Valero Flag Stations ([*.*]) to the Valero brand in accordance with Exhibit A—Brand Conversion Provisions (subject to Section 2.6 below regarding conflicts). Any station to be covered by this Agreement as a Valero must also be added to the Valero Distributor Agreement.  During the period in which any Valero Flag Station or Growth Station to be branded Valero is actively being converted to the Valero brand (not be exceed 30 calendar days), VMSC shall sell unbranded Motor Fuels for such station under the Unbranded Supply Agreement which will be priced under this Agreement.

2.2           Conversion to Shamrock Brand.  On the applicable schedules, certain of the [*.*] are designated as “Shamrock” (these stations are collectively referred to as the “Shamrock Flag Stations”).  Within twelve months after the Effective Date, Distributor will rebrand the Shamrock Flag Stations [*.*] to the Shamrock brand in accordance with Exhibit A-Brand Conversion Provisions (subject to Section 2.6 below regarding conflicts).  Any station to be covered by this Agreement as a Shamrock must also be added to the Shamrock Distributor Agreement.  During the period in which any Shamrock Flag Station or Growth Station to be branded Shamrock is actively being converted to the Shamrock brand (not be exceed 30 calendar days), VMSC shall sell unbranded Motor Fuels for such station under the Unbranded Supply Agreement which will be priced under this Agreement.

2.3           [*.*] Stations.  Notwithstanding the time limits set forth in Sections 2.1, 2.2 and 2.5, the parties agree that Distributor has a period of 24 months after the Effective Date to convert the [*.*] Stations to the applicable Valero brand or Shamrock brand in accordance with Exhibit A-Brand Conversion Provisions, or to debrand such station if it is to continue as an Unbranded Station.  Notwithstanding any provision to the contrary in this Agreement, for any [*.*] Station which has not been imaged or debranded as described above within 24 months after the Effective Date, or if earlier notified by Distributor, such station shall not receive pricing under this Agreement, and shall be automatically removed from Schedule 6 to this Agreement.  Any [*.*] Station converted under this Agreement as a Valero or Shamrock must also be added to the applicable Branded DMA.

2.4           [*.*] Stations.  Notwithstanding the time limits set forth in Sections 2.1, 2.2 and 2.5, the parties agree that Distributor has a period of 24 months after the Effective Date to convert the [*.*] Stations to the applicable Valero brand or Shamrock brand in accordance with Exhibit A-Brand Conversion Provisions or to debrand such station if it is designated as an Unbranded Station.  Notwithstanding any provision to the contrary in this Agreement, for any [*.*] Station which has not been imaged or debranded as described above within 24 months after the Effective Date, or if earlier notified by Distributor, such station shall not receive pricing under this Agreement, and shall be automatically removed from Schedule 7 to this Agreement.  Any [*.*] Station added to this Agreement as a Valero or Shamrock must also be added to the applicable Branded DMA.

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2.5           Unbranded Stations.  The Existing Stations which are designated as “Unbranded” as well as the Existing Stations designated “Valero” or “Shamrock” which are allowed to be unbranded as described in this section shall be collectively referred to as the “Unbranded Stations”.  Distributor may, on written notice given to VMSC within 180 days after the Effective Date, elect not to convert to the Shamrock brand a station designated “Shamrock” on the initial schedules.  Distributor and VMSC agree that, due to economic reasons, Distributor may desire not to convert a small number of the stations designated “Valero” on the schedules.  In this case, Distributor will request to VMSC that this requirement be waived and will give the economic grounds for the request.  Valero will not unreasonably withhold its consent to such request.  If VMSC does not grant its consent and Distributor chooses not to brand the station, then the station will not receive pricing under this Agreement and will be removed from it.  VMSC’s waiver of these branding requirements will not reduce Distributor’s obligations to brand Valero stations under Section 2.7.  Within twelve months after the Effective Date, Distributor will, at its cost and expense, have removed all trademarks of other motor fuels suppliers from the Unbranded Stations.  Notwithstanding anything herein to the contrary, Distributor will not supply any of the Unbranded Stations with Motor Fuels sold by VMSC to Distributor while the trademark of any other motor fuel supplier is displayed at the station or to the extent such station is obligated to purchase Motor Fuels from another supplier as of the Effective Date.  Any Unbranded Station to be covered by this Agreement must also be added to the Unbranded Supply Agreement.

2.6           Brand Image Requirements - Conflicts.  All stations to be converted to the Valero brand or Shamrock brand must meet the applicable brand image requirements.  If a Valero Flag Station meets the applicable brand image requirements, VMSC will approve it for conversion to the Valero brand, subject to conflict review as set forth below.  If a Shamrock Flag Station meets the applicable brand image requirements, VMSC will approve it for conversion to the Shamrock brand, subject to conflict review as set forth below.  VMSC will decide, in its sole discretion, if an Existing Station will be allowed to brand Valero if there is another Valero branded station in the area.  If VMSC denies permission to brand an Existing Station as Valero, Distributor will have its choice of either (a) branding the station Shamrock (provided it meets the brand image requirements) or (b) imaging it unbranded.  In the [*.*], VMSC will not disqualify a Distributor Operated Existing Station from being branded Valero on the basis of a [*.*].  As used in this Agreement, “Distributor Operated” shall mean stations owned or leased by Distributor or an Affiliate of Distributor and operated by employees of Distributor or an Affiliate of Distributor.  As used in this Agreement, “Affiliate” shall mean an entity controlling, controlled by, or under common control with, another entity, where “control” means owning 51% of the voting shares or interests in another entity.

2.7           Failure to Brand Valero Flag Stations.  If Distributor fails to brand at least [*.*] of the Valero Flag Stations to the Valero brand in accordance with Exhibit A—Brand Conversion Provisions within twelve months after the Effective Date in accordance with Section 2.1 above, then VMSC may, at its option, deem this a material default under the Agreement and terminate this Agreement under Section 6.1(c), in which case the Early Termination Fee described in Section 6.2 would be payable.

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Article 3 — Growth Commitment

3.1           Growth Commitment.

(a)           Growth Station Definition.  A “Growth Station” is any station (other than an Existing Station) located in the Growth Area purchased or leased by Distributor or that comes under Distributor’s, or its Affiliate’s, control, ownership, or other relationship whereby Distributor has the opportunity to operate such station or control (the date of such event being the “Acquisition Date”) the product price or inventory of motor fuel products at such station (but specifically excluding any traditional wholesale dealer stations as opposed to a company operated or consignment operation). Notwithstanding anything to the contrary in this Agreement,  if a station otherwise meets the definition of Growth Station but is subject to a brand supply agreement in place on the Acquisition Date, then such station will not be subject to the requirements of this Agreement until the then-current term of such pre-existing brand supply agreement expires or it is earlier terminated.  As used in this Agreement, “Growth Area” means the following [*.*].

(b)           First Sixty Growth Stations Per Year.  Distributor and VMSC agree that, subject to Distributor’s right to exclude stations to the extent insufficient credit is granted as described below, the first sixty Growth Stations during each calendar year will be added to this Agreement on the terms set forth below.  Distributor will provide written notice of the supply/branding opportunity of these Growth Stations and relevant supporting information to VMSC (including information to enable VMSC to run its credit analysis).  VMSC will then notify Distributor in writing, within ten business days of receipt of Distributor’s notice and relevant supporting information described in the preceding sentence, of the amount of additional credit it is willing to extend regarding supply of these Growth Stations.  If, based on current volumes and Motor Fuels prices, VMSC has not offered to grant sufficient additional credit (without the request for additional security) for Distributor to supply all of the Growth Stations under consideration on [*.*] day payment terms, then Distributor is only obligated to include under this Agreement the number of these stations for which such adequate credit was granted, and Distributor may elect to have the remaining Growth Stations supplied by another supplier.

(c)           Additional Growth Stations.  With regard to additional Growth Stations beyond those described in Section 3.1(b) above, Distributor grants to VMSC an option to supply and brand (if applicable) these stations on the terms described below.  Distributor will provide written notice of the supply/branding opportunity of these Growth Stations and relevant supporting information to VMSC (including information to enable VMSC to run its credit analysis).  VMSC will notify Distributor in writing, within ten business days of receipt of Distributor’s notice and relevant supporting information described in the preceding sentence, of its decision to accept or reject such Growth Stations.  If VMSC desires to accept the Growth Stations, VMSC will include with such notice the amount of additional credit it is willing to extend.  If, based on current volumes and Motor Fuels prices, VMSC has not offered to grant sufficient additional credit (without the request for additional security) for Distributor to supply all of the Growth Stations under consideration on [*.*] day payment terms, then Distributor is only obligated to include under this Agreement the number of these stations for which such adequate credit was granted, and Distributor may elect to have the remaining Growth Stations supplied by another supplier.

3.2           Conversion and Supply of Growth Stations.  If the Growth Station meets the Valero brand image requirements, then such station must be branded Valero by Distributor (subject to VMSC’s conflict analysis as described below) in accordance with Exhibit A—Brand Conversion Provisions within six (6) months of the Acquisition Date.  If the Growth Station does not meet the Valero brand image requirements or VMSC denies permission to brand the station Valero due to a conflict, Distributor will have its choice, within six (6) months, of either (a) branding the station Shamrock (provided it meets the

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brand image requirements) or (b) imaging it unbranded.  VMSC will decide, in its sole discretion, if a Growth Station will be allowed to brand Valero if there is another Valero branded station in the area.  Any Growth Station meeting the requirements above shall be added to this Agreement by addition to a Schedule 8 — Growth Stations, and must also be added to the applicable Branded DMA or the Unbranded Supply Agreement.  In the Growth Area only, VMSC will not disqualify a Distributor Operated Growth Station from being branded Valero on the basis of a conflict with a Valero branded company operated station located nearby.

3.3           Stations Outside this Agreement.  Only stations meeting the definition of Existing Stations or Growth Stations shall be covered by this Agreement.  Any other stations which Distributor would like to have supplied by VMSC shall be considered by VMSC for branding and/or Motor Fuels supply under VMSC’s standard terms and conditions then currently being offered and shall not be added to this Agreement.

Article 4 — Purchase Commitment

4.1           Distributor’s Purchase Commitment.

(a)           Distributor acknowledges that Distributor must execute a revised Exhibit A to the applicable of the Valero Distributor Agreement or Shamrock Distributor Agreement setting out minimum and maximum volumes for the station before Valero or Shamrock branded Motor Fuels may be sold from such station and before it will be considered a “Station” as defined by and in accordance with the applicable Branded DMA.  Distributor agrees to execute such a revised Exhibit A for any station to be branded Valero or Shamrock upon VMSC’s approval of such station as being in compliance with the branding requirements as described in Exhibit A—Brand Conversion Provisions.  Subject to Distributor’s rights in Section 4.2 below, Distributor agrees (i) to continue to maintain the Valero Flag Stations as being supplied under the Valero Distributor Agreement through the Expiration Date, (ii) to continue to maintain the Shamrock Flag Stations as being supplied under the Shamrock Distributor Agreement through the Expiration Date, (iii) to continue to maintain the Unbranded Stations as being supplied under the Unbranded Supply Agreement through the Expiration Date (with the exception of the [*.*] Stations), and (iv) to cause each Growth Station to be supplied under the applicable Branded DMA or Unbranded Supply Agreement from the point such station is added to the applicable agreement through the Expiration Date.

(b)           During each month beginning with conversion to the Valero or Shamrock brand (as applicable), Distributor agrees, pursuant to the Branded DMAs, to purchase Valero or Shamrock branded Motor Fuels and resell the same through the branded dispensers located at the stations on the Exhibit A to the applicable Branded DMA, in quantities at least equal to the monthly minimum volume, and not to exceed the monthly maximum volume, as set forth on Exhibit A to the Branded DMA. Monthly minimum and maximum volumes for stations under the Branded DMAs and the Unbranded Supply Agreement will only be modified by written agreement of the parties.

(c)           At such time as a station becomes an Unbranded Station, Distributor shall immediately purchase unbranded Motor Fuels for such unbranded [*.*] Stations and [*.*] Stations from VMSC under the Unbranded Supply Agreement for the price and as otherwise set forth in this Agreement.

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4.2           Distributor shall have the right to take the following actions regarding the Existing Stations and Growth Stations on the amount of prior written notice to VMSC set forth below: (i) remove from the applicable Branded DMA or Unbranded Sales Agreement and this Agreement a maximum of [*.*] total stations per calendar year (net of any “new to industry sites” added to this Agreement during such calendar  year) due to a sale of the stations or decision to close them down; (ii) terminate the applicable Branded DMA or Unbranded Sales Agreement and this Agreement with regard to any or all stations located outside of the [*.*], or (iii) terminate the applicable Branded DMA or Unbranded Sales Agreement and this Agreement with regard to a group of stations located in a city in the [*.*], not to exceed [*.*] in any calendar year.  With regard to a Distributor-Operated station, Distributor must give at least 90 days prior written notice to VMSC (or such shorter reasonable time if there has been a fire, flood or similar casualty at the station).  With regard to a dealer station, Distributor must give at least 10 days prior written notice to VMSC.

4.3           Credit.

(a)           VMSC shall grant a credit line to Distributor to assist with purchases of product priced under this Agreement, the amount of which credit line may be changed at any time in VMSC’s sole discretion. The “credit line” shall be the amount of credit available to Distributor without the requirement of additional security, other than such security described in the second and third sentences of Section 4.3(b). If at any time this credit line granted by VMSC to Distributor is insufficient to cover the purchase of the volumes of Motor Fuels at the payment terms specified by this Agreement, then the amount of the credit line shall control (i.e., if necessary, the payment terms would be shortened).

(b)           If Distributor fails to pay VMSC in accordance with such credit terms as may be established from time to time in the sole discretion of VMSC or if, in VMSC’s sole opinion, the financial responsibility of Distributor becomes impaired or unsatisfactory during the term of this Agreement then, in addition to any other remedies VMSC may have, VMSC may at its option take any one or more of the following actions: (i) declare the price for all Motor Fuels purchased by Distributor due and payable immediately; (ii) require Distributor to make credit settlement satisfactory to VMSC, such as requiring Distributor to post an irrevocable letter of credit or other security in an amount and form satisfactory to VMSC; or (iii) demand advance cash payment and withhold deliveries until such credit settlement is made or advance payment is received.  As security for the payment of any amounts due under this Agreement, Distributor grants to VMSC a security interest in any deposits or funds held by VMSC for the benefit of Distributor, credits due to Distributor by VMSC, and assignments of any evidence of indebtedness, including any credit card invoices (whether or not evidenced in written form) assigned pursuant to VMSC’s credit card program.  Distributor further grants to VMSC the express right to set off any such deposits, funds, credits, and assignments against any amounts due pursuant to this Agreement or any other agreement between VMSC, or any of its affiliates, and Distributor. In the event VMSC (a) reduces Distributor’s credit line so that the payment terms specified in this Agreement must be shortened in order for Distributor to purchase the volume of Motor Fuels required under the Branded DMAs and Unbranded Supply Agreement, or (b) exercises its options described in this Section 4.3(b), and such reduction in (a) or exercise in (b) was not as a result of a payment default or a material change in Distributor’s or its Affiliates’ financial situation or outlook, then Distributor shall have the right to terminate this Agreement (as well as the Branded DMAs and the Unbranded Supply Agreement) on written notice to VMSC, in which case the Early Termination Fee described in Section 6.2 would not be payable.

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Article 5 — Pricing/Payment

5.1           South Texas Coop Stations, South Texas Wholesale Stations, Grandfathered DST Stations and Growth Stations.  Pricing for Motor Fuels purchased under the Branded DMAs and the Unbranded Supply Agreement for resale through the South Texas Coop Stations, South Texas Wholesale Stations, Grandfathered DST Stations (which have abided by the requirements set forth in Section 2.3),   and Growth Stations added to this Agreement under Section 3.1 will be determined by delivery terminal and on a daily basis as set forth below.  Billing and payment will be as specified in Section (c) below.  The price for Motor Fuels lifted each day will be the [*.*] or the [*.*] as defined below.

(a)           [*.*].  The “[*.*]” is equal to the applicable [*.*] plus [*.*] per gallon plus the then-current applicable [*.*].  The [*.*] in effect as of the Effective Date are as set forth on Exhibit C.  Modifications made to such costs shall be notified in writing to Distributor and shall be effective on or after the date Distributor receives such notice, provided that costs paid to third parties (including Valero L.P.) may be applied retroactively for a maximum of [*.*] days if VMSC actually incurred such costs.  Any increases to such costs shall be based on a pass-through of VMSC’s actual increase in costs. “[*.*]” means the [*.*] price quotation for the applicable grade of Motor Fuel (including RVP pressure) in [*.*] (or successor publication) for the day before the day of lifting for [*.*].  If [*.*] does not publish the [*.*] on the day before lifting, then the most recent preceding day’s quotation will be used.

(b)           [*.*].  The “[*.*]” is equal to, at each terminal, the [*.*] for the applicable grade of Motor Fuel and formulation (e.g. RFG, conventional, low sulphur diesel, etc.)  of the [*.*], net of payment discount, for the [*.*] brand, [*.*] brand, and [*.*] brand for the day of lifting.  If there is no posting for the day of lifting, then the most recent preceding day’s quotation will be used. In the event that the [*.*] brand, the [*.*] brand or [*.*] brand ceases to have a [*.*] price at a terminal or ceases to have a meaningful share in the particular terminal/market area, then the parties will attempt to agree on a substitute supplier’s [*.*] price to include in the computation (which supplier should have a meaningful share in the particular terminal/market area).  If the parties cannot agree on a replacement supplier, the [*.*] shall be computed on the basis of the [*.*].  All computations will be performed on a grade-specific and terminal-specific basis.  All [*.*] price postings referred to herein shall refer to those [*.*] prices found on the [*.*] (or such other industry index agreed to by the parties, if the [*.*] ceases to be published).

(c)           Billing/Payment.  VMSC will bill Distributor daily for Motor Fuels lifted based on the [*.*].  Distributor will pay for such Motor Fuels by EFT net [*.*] calendar days (subject to sufficient credit) and [*.*] receive VMSC’s [*.*] terms.  VMSC will perform a monthly reconciliation to adjust for any daily liftings during the month that should receive the [*.*] price instead of the [ *.*].  Within 15 business days after the end of the month, VMSC will send to Distributor a reconciliation report along with a rebate by EFT of any amount owing due to the applicability of the [*.*] to liftings within the past month.

5.2           [*.*] Stations.  As of the Effective Date, Distributor will purchase all unbranded product required for the [*.*] Stations from VMSC under the Unbranded Supply Agreement and this Agreement.  The [*.*] Stations must remain unbranded while being supplied under the Unbranded Supply Agreement and this Agreement.  Until the expiration of [*.*] months from the Effective Date and contingent on

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Distributor complying with the minimum and maximum station volumes contained in the Unbranded Supply Agreement for these stations, pricing for product purchased under the Unbranded Supply Agreement for resale through the [*.*] Stations will be determined by delivery terminal and on a daily basis as set forth below.  The price for product lifted for each day will be the [*.*] of the [*.*] and the [*.*] as described in Section 5.1 above.  Upon expiration of [*.*] months from the Effective Date, such stations will automatically cease to be covered by this Agreement and the Unbranded Supply Agreement. Billing and payment while under the pricing set forth in this section will be handled as described in Section 5.1(c).

5.3           [*.*] Stations.  As of the Effective Date, Distributor will purchase all unbranded Motor Fuels required for the [*.*] Stations from VMSC under the Unbranded Supply Agreement and this Agreement, except to the extent Distributor is obligated as of the Effective Date to purchase unbranded Motor Fuel for such stations from another supplier.  Contingent on Distributor complying with the minimum and maximum station volumes contained in the applicable Branded DMAs or the Unbranded Supply Agreement for these stations, pricing for Motor Fuel purchased under these agreements for resale through the [*.*] Stations will be determined by delivery terminal and on a daily basis as set forth below.  The price for Motor Fuels lifted for each day will be the [*.*] of the [*.*] and the [*.*] as described in Section 5.1 above.  Billing and payment will be handled as described in Section 5.1(c).

5.4           [*.*] Stations and [*.*] Stations.  Pricing, billing and payment for Motor Fuels purchased under the Branded DMAs or the Unbranded Supply Agreement for resale through the [*.*] Stations and [*.*] Stations (which have abided by the requirements set forth in Section 2.4) will be as follows:

(a)           For Valero-Branded Stations.  Motor Fuels purchased under the Valero Distributor Agreement for Valero-branded stations will be priced at the [*.*] posted for the day of lifting at the applicable terminal.  Distributor will receive [*.*] for Valero-branded volumes then in effect (subject to sufficient credit).  VMSC will pay to Distributor a [*.*] of [*.*] per gallon for all Valero-branded motor fuels sold through these stations.  This [*.*]will be paid monthly by VMSC by EFT within 15 business days after the end of the month.

(b)           For Shamrock-Branded Stations.  Motor Fuels purchased under the Shamrock Distributor Agreement for Shamrock-branded stations will be priced at the [*.*] posted for the day of lifting at the applicable terminal.  Distributor will receive [*.*] terms for Shamrock-branded volumes then in effect (subject to sufficient credit).  VMSC will pay to Distributor a [*.*] of [*.*] per gallon for all Shamrock-branded motor fuels sold through these stations.  This [*.*] will be paid monthly by VMSC by EFT within 15 business days after the end of the month.

(c)           For [*.*] Due to Conflict or Failure to Meet Image Requirements.  Motor Fuels purchased under the Unbranded Supply Agreement for resale at [*.*] Stations or [*.*] Stations, either of which were unbranded due to a conflict with a Valero branded station or failure to meet VMSC’s brand image requirements, will be priced at the [*.*] price posted for the day of lifting at the applicable terminal.  Distributor [*.*] receive VMSC’s [*.*] terms for [*.*] volume then in effect (subject to sufficient credit).  VMSC will pay to Distributor a [*.*] of [*.*] per gallon for all unbranded motor fuels sold through these stations. This [*.*] will be paid monthly by VMSC by EFT within 15 business days after the end of the month. Notwithstanding anything in this Agreement to the contrary, the only unbranded [*.*] Stations that will receive pricing under this Agreement are the applicable Distributor Operated and Distributor

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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consignment stations and stations to be branded Valero or Shamrock to the extent they are receiving temporary unbranded supply as described in Sections 2.1 and 2.2 above.

5.5           No Other Incentive Programs.  VMSC will not provide BDP, CRIND, volume or any other types of incentives for any Existing Station or Growth Station receiving pricing under this Agreement. Provided, however, if VMSC changes or upgrades its brand imaging requirements during the Term of this Agreement and requires Distributor to comply with the new image requirements, then Distributor will receive the benefit of any standard program VMSC adopts to assist its distributor network by reimbursement of the actual costs to perform such brand image change or upgrade mandated by VMSC.

Article 6 — Termination

6.1           Termination.

(a)           This Agreement shall terminate automatically upon the expiration of the Term, as automatically renewed from year to year as set forth in Article 1.2.

(b)           A material default by either party in its obligations under any of the following four agreements will be considered a material default under the other three agreements:  this Agreement, the Valero Distributor Agreement, the Shamrock Distributor Agreement, and the Unbranded Supply Agreement.  If a cure period is provided under the applicable Branded DMA or Unbranded Supply Agreement for a default thereunder, then the cure periods provided for in subsection (c) below will not be applicable to such default before this Agreement may be terminated for such default.

(c)           Either party may terminate this Agreement prior to the expiration of the Term, if the other party materially defaults in its obligations under this Agreement and such default, if involving payment of money, is not cured within 3 business days of receipt of notice of such default, and for other defaults, is not cured within 30 days of receipt of notice of such default (which 30-day period will be extended as reasonably necessary if such default is not capable of being cured within 30 days and the defaulting party has begun and is diligently pursuing completion of the cure, subject to a maximum cure period of 90 days).  If a party elects to terminate any of this Agreement, the Valero Distributor Agreement, the Shamrock Distributor Agreement, or the Unbranded Supply Agreement, all three of the other agreements shall automatically terminate concurrently.

(d)           In the event this Agreement is terminated by VMSC under Section 6.1(c) prior to the expiration of the Term, this termination shall be without prejudice to any rights, claims, causes of action or remedies VMSC may otherwise have against Distributor which have accrued prior to the date of termination (provided that the Early Termination Fee provided for in Section 6.2, if applicable, shall substitute for any claim or damage by VMSC for future post-termination damages, including lost profits).

(e)           In addition to Distributor’s other rights to terminate this Agreement, Distributor shall have the right to terminate this Agreement at any time after three years from the Effective Date upon 180 days written notice to VMSC and the payment to VMSC of the Early Termination Fee.

(f)            For any station terminated or otherwise removed from this Agreement or the Branded DMAs, such station shall be automatically removed from the appropriate Schedule under this Agreement.

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(g)           Except for the Early Termination Fee set forth in Section 6.2 which may be characterized as an estimation of consequential damages, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES RELATING TO A BREACH OF THIS AGREEMENT.  The parties agree that Distributor’s direct cost to brand the stations under this Agreement “Valero” would not be consequential damages.

6.2           Early Termination Fee.  In the event that this Agreement is terminated  (i) under Section 6.1(c) by VMSC due to a material default of Distributor, or (ii) by Distributor but not in the exercise of an express termination right granted Distributor and not under Section 6.1(c) due to a material default of VMSC, then Distributor will pay to VMSC, as liquidated damages for future lost profits and not as a penalty, an amount equal to [*.*] multiplied by the Motor Fuel volumes purchased by Distributor receiving pricing under this Agreement for the most recent [*.*] (not to exceed [*.*]) (the “Early Termination Fee”), which amount shall be due and payable from Distributor to VMSC by EFT within 21 business days after such termination.

Article 7 — Data Transmission/POS/Credit Card Processing

7.1           Data Transmission.  All of Distributor’s Valero branded stations covered by this Agreement (and any stations desiring to receive VSAT/Broadband Pricing as set forth in the VMSC Credit Card Sales Guide) shall utilize, at Distributor’s expense, automation equipment for the purpose of credit card transaction and authorization services, and other agreed upon services which shall at a minimum meet VMSC’s criteria for speed, capacity and services in the manner and as determined by VMSC.  For credit card transaction and authorization services, VMSC currently requires the use of satellite communications equipment (“VSAT”) offered by VMSC. Distributor shall contract for such VSAT services at each station pursuant to VMSC’s standard VSAT Services Agreement.  Distributor agrees to pay all costs and expenses (including installation and monthly fees) associated with such automation equipment required from time to time by VMSC. VMSC agrees to discuss credit card authorization equipment alternatives approved by VMSC for use at all branded stations.  Distributor shall pay the then current VSAT installation and monthly rental fees.  As of the Effective Date, the VSAT installation fee is [*.*] per site ([*.*]) and the monthly VSAT rental fee is [*.*] per station.  VMSC will use its best efforts to negotiate a reduction in installation fees based upon the total number of installations.

7.2           Point of Sale (POS) Equipment and Software.  Distributor must comply with VMSC’s Credit Card Sales Guide, Section 8, Guidelines for Choosing and Installing Point of Sale (POS) Equipment and Software Basic Image Requirements with regard to installation and use of VMSC’s approved POS system, including, but not limited to, DUKPT compliance (“POS Requirements”). With regard to VMSC’s POS requirements, VMSC agrees to suspend the requirement that all new sites with the Verifone Ruby systems have at a minimum, either a V950 (formerly known as HPV-20) device for remote software upgrade capability or have upgraded to a Ruby w/Sapphire system, subject to Distributor’s agreement to comply with the following software upgrades: (i) Distributor agrees to install and utilize the most current POS software version (as defined by VMSC) for each site prior to Distributor selling branded Motor Fuels, (ii) any upgrades to such POS software must be installed within 90 calendar days of its availability, and (iii) Distributor agrees to staff and maintain an Information Systems department, not less than [*.*] people, capable of complying with the 90 day upgrade requirement.  Furthermore, Distributor acknowledges that as of January 1, 2008, VMSC will no longer support the Gilbarco G-site POS system.

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[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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7.3           Credit Card Processing.  Distributor will ensure that all credit and debit transactions from every station covered by this Agreement will be processed through VMSC’s Credit Card Center.  Stations not branded Valero or Shamrock may not accept any of the VMSC proprietary cards, but will process transactions through VMSC’s Credit Card Center and fees and discounts associated with processing transactions at these stations will be based on the current fees and discounts for “Dial Up Pricing” listed in the VMSC Credit Card Sales Guide at the time of processing regardless of method of transmission, except that company-operated unbranded sites that install VSAT/Broadband will pay the VSAT/Broadband rate.

7.4           Pricing.  The pricing (regarding automation equipment and credit card processing) charged to the Distributor set forth in Article 7 shall be [*.*] than the [*.*] then in effect being offered to other distributors.

Article 8 — Miscellaneous Provisions

8.1           Amendments to Branded DMAs.  The Valero Distributor Agreement and Shamrock Distributor Agreement are hereby amended as described in Exhibit B to this Agreement.

8.2           Confidentiality.     For the term of this Agreement, Distributor and VMSC expressly understand and agree that a confidential relationship is established between VMSC and Distributor under this Agreement and that, as a result thereof, VMSC and Distributor shall not during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person, persons, partnership, association or corporation and, following the expiration or termination of this Agreement, shall not use for the benefit of the receiving party, or any of its principals, any confidential information, knowledge or know-how concerning this Agreement (including pricing) which may be communicated to the receiving party or its principals or of which they may be apprised in connection with the terms of this Agreement.  Each party shall divulge such confidential information only to each party’s respective employees, accountants, attorneys and lenders as must have access to it in connection with the transactions contemplated by this Agreement.  Such confidential information does not include information that, at the time it was disclosed to or learned by the receiving party, was part of the public domain, nor information that, after the time it was disclosed to or learned by the receiving party, became part of the public domain through disclosure, publication or communication by persons other than the receiving party or its employees. The receiving party shall not at any time, without the other party’s prior written consent, make available to any third party the terms of this Agreement. Notwithstanding the foregoing, each of Distributor and VMSC hereby agrees that (a) Distributor and VMSC (or any direct or indirect parent or subsidiary company of either of them, as applicable) may each file this Agreement (and any amendments, supplements, addendums, schedules or exhibits hereto) with the Securities and Exchange Commission or any other applicable regulatory body as required by the law or the rules and regulations of the commission or such other body or the rules and regulation of the Nasdaq Stock Market or any other national securities exchange on which Distributor or VMSC or any of their parent or subsidiary companies then has securities listed, provided such party shall apply for confidential treatment of the pricing provisions of this Agreement, and (b) Distributor and VMSC may disclose any such confidential information to the extent that they or any of their Affiliates become legally compelled to disclose such information (by deposition, interrogatory, request for documents, subpoena, civil investigation, demand, order or other legal process), provided that the disclosing party (i) promptly notifies the other party prior to any such disclosure to the extent practicable and (ii) cooperates with the

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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other party (at such other party’s sole expense) in any attempts it may make to obtain a protective order or other appropriate assurance that confidential treatment will be afforded such information.

8.3           Volume Reporting.  Distributor shall submit to VMSC Motor Fuel sales under each of the Branded DMAs and the Unbranded Supply Agreement by station by calendar month for each month during a calendar quarter not later than 30 days after the end of each calendar quarter.  This information will be submitted electronically in a spreadsheet to VMSC or in another electronic means in a manner mutually agreed to by the parties.

8.4           Transfer of Agreement.  This Agreement may not be transferred or assigned by Distributor (in whole or in part, by operation of law or otherwise) without the prior written consent of VMSC.  If VMSC’s consent is granted, then such Distributor’s transferee or assignee must fully assume the obligations of Distributor under this Agreement and under the DMAs and Unbranded Supply Agreement and Distributor must remain liable hereunder and thereunder.  Notwithstanding any provision to the contrary set forth in this Agreement, the Branded DMAs or the Unbranded Supply Agreement, VMSC acknowledges that the following do not constitute a transfer: (a) a reorganization of Distributor’s parent company to effectuate an initial public offering of its stock; (b) subsequent to the initial public offering, any public secondary offerings or public primary sale of stock in Distributor’s parent, (c) a recapitalization of Distributor’s parent company or any Affiliate thereof to replace all or part of the interest held by Wellspring Capital Management LLC or any Affiliate thereof or successor thereof provided the ratio of the total funded debt to adjusted EBITDA of Distributor’s parent company is not higher than 5.5 to 1.  This Agreement is fully assignable by VMSC, provided that any such assignee must fully assume the obligations of VMSC under this Agreement and under the DMAs and Unbranded Supply Agreement and that VMSC remains liable hereunder and thereunder.  If VMSC does not consent to a transfer or assignment of this Agreement by Distributor, then Distributor shall have the right to terminate this Agreement on 30 days notice to VMSC and the Early Termination Fee described in Section 6.2 would not be payable due to such termination.

8.5           Attorney’s Fees. In the event of any lawsuit between VMSC and Distributor arising out of or relating to this Agreement (regardless whether such action alleges breach of contract, tort, violation of a statute or any other cause of action), the substantially prevailing party shall be entitled to recover its reasonable costs of suit including its reasonable attorneys’ fees.  If a party substantially prevails on some aspects of such action but not others, the court may apportion any award of costs or attorneys’ fees in such manner as it deems equitable.

8.6           Choice of Law/Jurisdiction.  This Agreement is, and any controversy, cause of action, dispute or claim (collectively referred to as “Dispute”) arising out of, relating to or in connection with this Agreement, or the breach, termination or validity thereof, will be governed by the substantive and procedural laws of the State of Texas (excluding any conflict-of-laws rules or principles thereof).  The parties specifically agree that the sole jurisdiction for any Dispute will be in state or federal courts located in Harris County, Texas.

8.7           Notices.  Any notice, request or other communication required or permitted by or pertaining to this Agreement shall be in writing and given in accordance with the terms of and to the addresses specified in the Valero Distributor Agreement.

8.8           No Third Party Beneficiaries.  This Agreement is not intended to benefit any third parties.

8.10         Entire Agreement.  This Agreement constitutes the entire agreement and understanding between Distributor and VMSC with respect to the matters covered thereby.  There are no representations, stipulations, warranties, agreements or understandings with respect to the subject matter

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of this Agreement which are not fully expressed herein and which are not superseded hereby.  The provisions of this Agreement shall not be reformed, altered, or modified in any way by any practice or course of dealing prior to or during the Term, and can only be reformed, altered, or modified by a writing signed by Distributor and VMSC.  Each party specifically acknowledges that it  has not been induced to enter into this Agreement by any representation, stipulation, warranty, agreement, or understanding of any kind other than expressed herein.

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IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Agreement as of the day and year first written above.

VMSC:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Lee Rahmberg

Name:	Lee Rahmberg

Title:	Vice President, Wholesale Marketing Mid Continent Region

Distributor:

SUSSER PETROLEUM COMPANY, LP

By:	Susser Petroleum Management Company, LLC,
as its general partner

By:	/s/ Rocky B. Dewbre

Name:	Rocky B. Dewbre

Title:	President and Chief Operating Officer

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EXHIBIT A

BRAND CONVERSION PROVISIONS

VMSC’s offer to approve the stations to sell Valero-branded or Shamrock-branded motor fuels is contingent upon Distributor’s commitment herein to convert the station per the requirements set forth in VMSC’s current Wholesale Branding Manual (attached hereto), VMSC’s Basic Image Requirements (attached hereto), VMSC’s installation specifications (attached hereto), and any other requirements set forth by VMSC in writing regarding the Valero or Shamrock images (as applicable) (collectively, the “Requirements”). Provided, however, notwithstanding anything to the contrary contained in referenced documents, the parties agree that (a) with regard to the buildings at the stations, the branding standards only apply to the physical aspects of the building (and not the graphics), (b) VMSC will allow the use of existing sign cans (or replacement cans of the same size) for the Valero or Shamrock signs, and (c) VMSC will allow non-fuel related signage (i.e. Laredo Taco Company, ATM, Cash & Go, etc.).  Each of the above referenced documents, and any updates thereto, may be found on VMSC’s Wholesale “Web Portal”.  Distributor agrees that the Valero or Shamrock brand will be guaranteed no worse than second position on any price/identification sign complex.

Distributor, at its sole cost and expense, will be responsible for performing all work (the “Work”), including acquisition of necessary materials and labor, required to enable the station to meet the Requirements.

All Work shall be performed and materials shall be purchased through third party contractors and suppliers approved by VMSC, which approval shall not be unreasonably withheld.  Distributor shall pay third party contractors and suppliers directly and shall solely be responsible for all costs and expenses related to such third party contractors and suppliers.  A preapproved list of third party contractors and suppliers is attached hereto as Schedule 1 to this Exhibit A.  A partial listing of VMSC’s approved materials and parts (“Materials”) detailing each part number and associated cost, as of the Effective Date, can be found on the Web Portal. To the extent certain Materials that are necessary to meet the Requirements are not included on the Web Portal listing, those Materials will be special ordered by Distributor from VMSC approved suppliers.  All ordering for Materials shall be submitted by Distributor directly to suppliers.  All costs for Materials will be charged to and paid by Distributor.  Costs for the Materials listed on the Web Portal do not include applicable freight costs, handling costs, expediting costs, or taxes, which shall be the responsibility of the Distributor.  Tracking of material orders and control of purchased materials will be the sole responsibility of the Distributor and its selected contractors and suppliers.

Prior to installation of any Materials, Distributor shall submit to VMSC a survey and design work for the station in a form approved by VMSC (the “Survey”) (example attached hereto which will include the proposed locations and specifications (details and measurements) of signs, and all other aspects of the Valero or Shamrock brand image so as to enable the station to comply with the Requirements.  Survey information will include station photographs, plot plans with all pertinent features identified, station dimensions, etc., in addition to drawings that depict all elements of the conversion scope of work and demonstrate how the station will be converted to comply with the Requirements. Confirmation of  approval or disapproval of the Survey shall be provided by VMSC to Distributor in writing within five (5) business days of receipt of a reasonably completed Survey. If VMSC disapproves the Survey, VMSC will inform Distributor of the deficiencies and Distributor will use commercially reasonable efforts to correct such deficiencies and resubmit the Survey. The above-described submission and approval/correction process shall continue to be utilized by both parties until such time as VMSC approves of the Survey.  Work shall not proceed at a station until after Distributor has received written approval of the Survey from VMSC.

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Distributor shall be responsible for ensuring that all, including but not limited to, city, county and state permit and code requirements are met.  These requirements include, but are not limited to, obtaining all permit approvals and certificates of occupancy (if required by the local governmental authority)  prior to commencing with the Work.

The Work for the station must be fully completed by Distributor in accordance with the approved Survey within 12 months after the Effective Date of the Agreement, or as extended by Valero in its reasonable discretion (including any deficiency correction as described below) (the “Completion Date”), unless otherwise expressly agreed to in the Agreement.  Distributor will provide VMSC with a schedule that includes the projected install completion date for each individual station.  If there are significant deviations from the current schedule for a station (more than 2 weeks), Distributor will notify VMSC of such changes.

Within ten (10) calendar days of when Distributor believes the Work has been completed in accordance with the approved Survey and the station is in compliance with the Requirements, Distributor will notify VMSC’s Sales Manager or other designee in writing that the station is complete and will forward detailed electronic photographs of the Work in a format approved by VMSC (available on the Wholesale Web Portal).  Completion photos will include but not be limited to photographs of the overall premises of the station, each side of each fuel canopy, dispenser close-ups, sign close-ups, and night time photographs of all illuminated signage demonstrating that all signs are functioning properly (“Completion Photos”).

VMSC will review the Completion Photos for each station or inspect the station in person to determine if it is in compliance with the Requirements and the approved Survey within ten (10) calendar days.  If, in VMSC’s sole opinion, the station does not meet the Requirements and/or the approved Survey, then VMSC will notify Distributor in writing specifying the deficiencies and timing required to cure such deficiencies. Upon correcting these deficiencies, Distributor will notify VMSC and submit additional Completion Photos demonstrating that the deficiencies have been corrected.  VMSC will review the station again.

Distributor agrees to execute a revised Exhibit A to the applicable of the Valero Distributor Agreement or Shamrock Distributor Agreement setting out minimum and maximum volumes for the station upon VMSC’s approval of such station as being in compliance with the Requirements.

VMSC does not warrant or otherwise guarantee the cost or materials of the Work. The Requirements are subject to change by VMSC, and on written notice to Distributor, the revised Requirements shall supersede the prior ones and shall be binding on Distributor.

Distributor acknowledges that Distributor is solely responsible for complying with all laws, ordinances, regulations, requirements or recommendations of any governmental entity, or trade or professional authority or association relating to the Work and that VMSC assumes no responsibility or liability therefor.  Distributor accepts the responsibility and obligation to acquire, install, apply and or affix any and all necessary and required regulatory decals and or warning labels at the station applicable to the operation of a retail Motor Fuel business; in particular, at a minimum, placement of such decals and labels on or near the Motor Fuel dispensers as indicated in the VMSC’s Wholesale Branding Manual.

DISTRIBUTOR SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS VMSC, ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND REPRESENTATIVES (“INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, LIABILITIES, LOSSES, FINES, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION,

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ATTORNEYS’ FEES) OF ANY NATURE WHATSOEVER (COLLECTIVELY, “CLAIMS”) INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR PERSONAL INJURY OR DEATH OR PROPERTY DAMAGE, ARISING OUT OF THE WORK.  DISTRIBUTOR’S OBLIGATION TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNIFIED PARTIES SHALL EXTEND TO ANY CLAIMS CAUSED IN PART BY THE INDEMNIFIED PARTIES’ NEGLIGENCE, BUT NOT TO ANY CLAIMS CAUSED BY THE INDEMNIFIED PARTIES’ WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR SOLE NEGLIGENCE.

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WHOLESALE BRANDED PROGRAM - APPROVED MATERIAL SUPPLIERS

Supplier Name	Product:	Contact	Phone #	Fax #	email:

[*.*]	ACM	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Signs	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Wordmarks	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Channels/Signs	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Door & Riser Skins	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Softbags	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Trash Receptacles	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Signs	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Paint	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	PID Graphics	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	All main graphics	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Column Cladding	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	Scrollers	[*.*]	[*.*]	[*.*]	[*.*]

_______________________

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

AMENDMENTS TO BRANDED DMAS

The Valero Distributor Agreement and Shamrock Distributor Agreement are hereby amended as follows:

Section 1

Delete Section 1 in its entirety and replace with the following:

“This Agreement shall be in full force and effect commencing on July 28, 2006 (the “Commencement Date”) and shall remain in effect until “[*.*].”

Section 7(F)

“(F)         Distributor and its Dealer(s) shall submit to VMSC, for review or auditing, such reports, records, statements, information, and data related to motor fuel receipts and sales at the Station(s), as VMSC may reasonably require, in the form and at the times and places, reasonably specified by VMSC.  VMSC agrees that all financial and business data submitted by Distributor or its Dealer(s) to VMSC may be used by VMSC, as it deems appropriate; however, information designated by Distributors or its Dealer(s) as confidential will not be disclosed to third parties in a manner that identifies Distributor or its Dealer(s) as the subject or source of the information except (i) with Distributor or its Dealers(s) permission, (ii) as may be required by law, or (iii) in connection with audits or collections under this Agreement.  Furthermore, VMSC or its designated agents shall have the right at all reasonable times to examine and copy, at VMSC’s expense, the books, records, and tax returns of the Distributor or its Dealer(s) solely related to motor fuel receipts and sales at the Stations.  VMSC shall also have the right, at any time, to have an independent audit made of the books of any individual Station related to motor fuel receipts and sales.  Distributor authorizes VMSC, upon at least one business day’s notice to Distributor, to enter upon any Station premises or other place of business of Distributor or a Dealer for the purpose of inspecting, copying, and/or auditing records in Distributor’s or a Dealer’s care, custody, or control relating to tank meter readings for the Station(s), inventories of Motor Fuels, deliveries of Motor Fuels by Distributor or third party carriers to the Station(s), and retail sales by Distributor and its Dealer(s) of Motor Fuels.  Upon request by VMSC, Distributor shall produce copies or originals of any such documents not kept at a place of business of Distributor or the Dealer. Distributor shall not be required to produce any reports, records, statements, information, and data, or submit to an audit, for a period of time more than twelve months before the date of the request or audit.  VMSC shall pay the cost of copying and/or shipping any reports, records, statements, information, and data requested under this section.”

Section 8(F)

Delete Section 8(F) in its entirety and replace with the following:

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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“(F)         Distributor and VMSC expressly understand and agree that a confidential relationship is established between VMSC and Distributor under this Agreement and that, as a result thereof, VMSC and Distributor will be disclosing and transmitting to each other certain confidential and proprietary information in connection with the Distributor’s operation of the Station.  Distributor and VMSC each hereby agree that the party receiving such confidential and proprietary information shall not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person, persons, partnership, association or corporation and, following the expiration or termination of this Agreement, shall not use for the benefit of the receiving party, or any of its principals, any confidential information, knowledge or know-how concerning the methods of operation (including pricing) of the Station which may be communicated to the receiving party or its principals or of which they may be apprised in connection with the operation of the Station(s) under the terms of this Agreement.  The parties  shall divulge such confidential information only to such of its respective employees, accountants, attorneys and lenders as must have access to it in connection with the operation of the Station(s) or supply to the Station.  Any and all information, knowledge, know-how, techniques and any materials used in or related to the Station which a party provides to the other in connection with this Agreement shall be deemed confidential for purposes of this Agreement. Such confidential information does not include information that, at the time it was disclosed to or learned by the receiving party, was part of the public domain, nor information that, after the time it was disclosed to or learned by the receiving party, became part of the public domain through disclosure, publication or communication by persons other than the receiving party or its employees. The receiving party shall not at any time, without the other party’s prior written consent, make confidential information available to any unauthorized person. Notwithstanding the foregoing, each of Distributor and VMSC hereby agrees that (a) Distributor and VMSC (or any direct or indirect parent or subsidiary company of either of them, as applicable) may each file this Agreement (and any amendments, supplements, addendums, schedules or exhibits hereto) with the Securities and Exchange Commission or any other applicable regulatory body as required by the law or the rules and regulations of the commission or such other body or the rules and regulation of the Nasdaq Stock Market or any other national securities exchange on which Distributor or VMSC or any of their parent or subsidiary companies then has securities listed, provided such party shall apply for confidential treatment of the pricing provisions of this Agreement, and (b) Distributor and VMSC may disclose any such confidential information to the extent that they or any of their affiliates become legally compelled to disclose such information (by deposition, interrogatory, request for documents, subpoena, civil investigation, demand, order or other legal process), provided that the disclosing party (i) promptly notifies the other party prior to any such disclosure to the extent practicable and (ii) cooperates with the other party (at such other party’s sole expense) in any attempts it may make to obtain a protective order or other appropriate assurance that confidential treatment will be afforded such information.”

Section 8(G)

Delete Section 8(G) in its entirety and replace with the following:

“(G)         Distributor and VMSC acknowledge that strict compliance with the terms and conditions of this Paragraph 8 is a material and important part of the consideration for this Agreement.”

Section 9

Add the following Section 9(C) as a subparagraph at the end of Section 9:

“VMSC acknowledges that it is Distributor’s (or its affiliates’) desire to develop its own proprietary cash card and or loyalty card which offers a discount on fuel/merchandise purchases for Distributor’s or its affiliates’ Stations.  Distributor or its affiliates shall pay for all costs and expenses associated with such development and use of Distributor’s or its affiliates’ proprietary cash card and or

19

loyalty card.  Furthermore, at least thirty (30) calendar days prior to the issuance of Distributor’s proprietary cash card and or loyalty program, Distributor shall submit a business plan detailing such program for approval by VMSC, such approval not to be unreasonably withheld.  It is also understood by the parties that if Distributor desires any card not currently accepted under VMSC’s Credit Card Sales Guide (see “What Cards You Can Accept”) to be accepted through the Network, if requested by Distributor and approved by VMSC, in its sole discretion, Distributor shall be responsible for all costs and expenses associated with such request.  Notwithstanding any provision to the contrary, Distributor shall comply with VMSC’s Credit Card Sales Guide, including the acceptance of VMSC proprietary credit card and any VMSC loyalty programs.”

Section 11

Add the following at the end of Section 11.

“Distributor shall notify VMSC of any outage it discovers at a terminal.  If Distributor has been diverted by VMSC to a secondary terminal and an outage at this secondary terminal lasts for longer than [*.*] after VMSC was notified, VMSC shall make arrangements for, or consent to, Distributor to lift Products from an alternate tertiary terminal (to be as close to the primary terminal as possible).  Distributor cannot supply Motor Fuels from another terminal or supplier without prior consent of VMSC.  If Distributor has been diverted by VMSC to a secondary terminal and lifts Products at such terminal, then the price Distributor pays for such Products will be the [*.*] of (a) the price payable under the [*.*] lifted at the [*.*], and (b) the price payable under the [*.*] lifted at the [*.*].  VMSC [*.*] any trucking freight differential if Distributor must lift Products at a secondary terminal.  If Distributor has been diverted by VMSC to a tertiary terminal and lifts Products at such terminal, then the price Distributor pays for such Products will be the price payable under the [*.*] lifted at the [*.*], and VMSC [*.*] the freight differential between the [*.*] and this[*.*].”

Section 13 (A)

Delete Section 13(A) in its entirety and replace with the following:

“(A)        DISTRIBUTOR SHALL RELEASE, INDEMNIFY, DEFEND, AND HOLD HARMLESS VMSC, ITS AFFILIATES, AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, “VMSC AND ITS AFFILIATES”) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, LIABILITIES, LOSSES, FINES, PENALTIES, JUDGMENTS, ATTORNEYS’ FEES AND COSTS OF ANY NATURE WHATSOEVER (COLLECTIVELY, “CLAIMS”) INCLUDING, WITHOUT LIMITATION, CLAIMS FOR PERSONAL INJURY OR DEATH OF THIRD PARTIES OR EMPLOYEES OF DISTRIBUTOR AND/OR ITS DEALER(S), CLAIMS FOR PROPERTY DAMAGE, AND CLAIMS ARISING OUT OF THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 (CERCLA), OR THE RESOURCE CONSERVATION AND RECOVERY ACT (RCRA), AS AMENDED, NOW OR IN THE FUTURE, ARISING OUT OF (I) ANY VIOLATION OF LAW(S) BY DISTRIBUTOR OR ITS DEALER(S); (II) THE USE, OCCUPANCY, CONSTRUCTION, IMPROVEMENT, MAINTENANCE, REPAIR, UPKEEP, OR OPERATION

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20

OF, AT OR TO ANY STATION; (III) THE TRANSPORTATION OF PRODUCTS TO, OR RECEIPT, STORAGE, DISTRIBUTION, USE, HANDLING, OR RESALE OF PRODUCTS, AT OR FROM, ANY STATION (EXCEPT TO THE EXTENT CAUSED BY THE PRODUCTS SOLD TO DISTRIBUTOR BY VMSC BEING IN VIOLATION OF LAWS WHEN TITLE TRANSFERRED TO DISTRIBUTOR); (IV) SUBJECT TO SUBPARAGRAPH 13(B), THE USE OR SUBLICENSING OF THE MARKS BY DISTRIBUTOR OR ITS DEALER(S); AND/OR (V) ANY WILLFUL OR NEGLIGENT ACTS OR OMISSIONS TO ACT OF DISTRIBUTOR OR ITS DEALER(S).  THE FOREGOING OBLIGATION TO RELEASE, INDEMNIFY, DEFEND AND HOLD VMSC AND ITS AFFILIATES HARMLESS SHALL NOT APPLY TO ANY INCIDENT PROXIMATELY CAUSED SOLELY BY THE NEGLIGENCE, WILLFUL MISCONDUCT, OR STRICT LIABILITY OF VMSC AND ITS AFFILIATES, BUT SHALL APPLY TO ANY INCIDENT PROXIMATELY CAUSED IN PART BY THE NEGLIGENCE OF VMSC AND ITS AFFILIATES OR SOLELY OR IN PART BY ANY THIRD PERSONS. FURTHERMORE, DISTRIBUTOR’S FOREGOING OBLIGATION TO RELEASE, INDEMNIFY, DEFEND AND HOLD VMSC AND ITS AFFILIATES HARMLESS SHALL NOT APPLY TO ANY LIABILITY BASED ON A “PRODUCT LIABILITY” THEORY REGARDING PRODUCT SOLD TO DISTRIBUTOR UNDER THIS AGREEMENT UNLESS SUCH PRODUCT HAS BEEN FOUND TO HAVE BEEN MODIFIED, ALTERED OR MISHANDLED BY DISTRIBUTOR OR ITS DEALER OR TRANSPORTERS.”

Section 15(B)

Add the following paragraph at the end of Section 15(B):

“Notwithstanding any provision to the contrary, VMSC shall not terminate the Agreement in its entirety based solely upon any action or inaction of Distributor’s Dealers, including the failure to comply with terms and conditions of this Agreement, provided Distributor takes timely and appropriate remedial action against Distributor’s Dealers for any such failure, which may include termination and deidentification of such Dealers.”

Section 18(B)

Add the following paragraph at the end of Section 18(B):

“Notwithstanding any provision to the contrary set forth in Section 18 (A) or (B), VMSC acknowledges that the following do not constitute a transfer: (a) a reorganization of Distributor’s parent company to effectuate an initial public offering of its stock; (b) subsequent to the initial public offering, any public secondary offerings or public primary sale of stock in Distributor’s parent, (c) a recapitalization of Distributor’s parent company or any affiliate thereof to replace all or part of the interest held by Wellspring Capital Management LLC or any affiliate thereof or successor thereof provided the ratio of the total funded debt to adjusted EBITDA of Distributor’s parent company is not higher than 5.5 to 1  provided that VMSC is given notice of such Pending Transaction at least thirty (30) calendar days prior to the completion of such Pending Transaction.”

Section 18(E)

Delete this Section in its entirety.

21

Section 23

In the first line, insert the words “and the Addendum(s)” after the words “the exhibits hereto” and before the “,”.

Exhibit C — Minimum Insurance Requirements

As a point of clarification, the liquor liability coverage is a requirement only if Distributor is the owner or operator of the Station.

22

EXHIBIT C

Initial Exchange Differentials, Transportation and Terminaling Costs

Market	Additive	Terminaling	Freight	Total
[*.*] *	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]**	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]**	[*.*]	[*.*]	[*.*]	[*.*]

*[*.*] rack cost are on a [*.*] basis

** Valero anticipates being able to secure additional supply out of these terminals.

However, in the event product is not made available, Valero will work to supply alternate supply points.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23

Schedule 1 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]		[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail
[*.*]	[*.*]	[*.*]	1	TBD			[*.*]	[*.*]	[*.*]		TBD	Retail
[*.*]	[*.*]	[*.*]	1	TBD			[*.*]	[*.*]	[*.*]		TBD	Retail
[*.*]	[*.*]	[*.*]	1	TBD			[*.*]	[*.*]	[*.*]		TBD	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]			Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	consignment
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]		[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*],	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]		[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Unbranded	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*].	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	1	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]		Retail
[*.*]	[*.*]	[*.*]	1	Valero			[*.*]	[*.*]	[*.*]	[*.*]		Retail
[*.*]	[*.*]	[*.*]	1				[*.*]	[*.*]	[*.*]	[*.*]		Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 2 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	unbranded	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	2	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded				[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale
[*.*]	[*.*]		2	Unbranded			[*.*]	[*.*]	[*.*]		UNBRANDED	Wholesale

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 3 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded		`	[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock
[*.*]	[*.*]	[*.*]	3	Unbranded			[*.*]	[*.*]	[*.*]		Unbranded	Cardlock

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 4 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*	4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*	4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]		4	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*].	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*].	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail
[*.*]	[*.*]	[*.*]	5	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Retail

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	6	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	6	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]	[*.*]	6	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		6	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	6	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	6	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	6	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale
[*.*]	[*.*]	[*.*]	6	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale
[*.*]	[*.*]	[*.*]	6	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale
[*.*]	[*.*]	[*.*]	6	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale
[*.*]	[*.*]	[*.*]	6	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale
[*.*]	[*.*]		6	Valero			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		6	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]	[*.*	6	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	6	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*	6	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	6	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	6	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		6	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	6	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale
[*.*]	[*.*]		6	Valero			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale
[*.*]	[*.*]	[*.*]	6	Valero			[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	Wholesale

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		6	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	UNBRANDED	consignment
[*.*]	[*.*]		6	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		6	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		6	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	6	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		6	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	6	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		6	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]		consignment
[*.*]	[*.*]		6	unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 7 — [*.*] Stations

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	7	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	7	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	Citgo	consignment
[*.*]	[*.*]		7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Unbranded			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Valero		.	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Shamrock			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		7	Shamrock		[*.*]t	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]		7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	10,000	7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	Wholesale

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]	5,000	7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]	5,000	7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	consignment
[*.*]	[*.*]		7	shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]	[*.*]	7	Valero			[*.*]	[*.*]	[*.*]	[*.*]	Citgo	Wholesale
[*.*]	[*.*]		7	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]	[*.*]	7	Valero	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Shamrock		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PCC	Gasoline Monthly Volume	Diesel Monthly Volume	Master Agreement Schedule	Destination Brand	Pre brand requirements	All contingencies	Address 1	City	State	Zip	Existing Brand	SSP Type
[*.*]	[*.*]		7	Shamrock	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	Valero		[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	CITGO	consignment
[*.*]	[*.*]		7	TBD			[*.*]	[*.*]	[*.*]	[*.*]	TBD	Wholesale

[*.*] CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[VALERO LETTERHEAD]

January 26, 2009

Mr. Sam. L. Susser

Chief Executive Officer

Susser Petroleum Company, LLC

555 E. Airtex

Houston, Texas 77073

Re:          Amendment to that certain Master Agreement dated July 28, 2006

Dear Mr. Susser:

Susser Petroleum Company, LP (“Susser”) and Valero Marketing and Supply Company (“VMSC”) are parties to a Master Agreement dated July 28, 2006. Susser and VMSC agree to amend the Master Agreement as follows:

1.             Section 4.2 is hereby deleted and replaced with the following:

4.2           Station Attrition

(a)                                  Distributor shall have the right to take the following actions regarding the [*.*] Stations and [*.*] Stations with prior written notice to VMSC as set forth below: (i) remove from the applicable Branded DMA or Unbranded Sales Agreement and this Agreement a maximum of [*.*] total stations per calendar year (net of any “new to industry sites” added to this Agreement during such calendar year) due to a sale of the stations or decision to close them down, or (ii) terminate the applicable Branded DMA or Unbranded Sales Agreement and this Agreement with regard to a group of stations located in a city in the [*.*], not to exceed [*.*] stations in any calendar year. With regard to a Distributor-Operated station, Distributor must give at least 90 days prior written notice to VMSC (or such shorter reasonable time if there has been a fire, flood or similar casualty at the station). With regard to a dealer station, Distributor must give at least 10 days prior written notice to VMSC.

(b)                                 After the [*.*], and if VMSC maintains its ownership of [*.*], Distributor may terminate the applicable Branded DMA or Unbranded Sales Agreement and this Agreement with regard to any or all stations that are: (a) listed in [*.*] and (b) for reasons associated only with costs applicable to exchange differentials, transportation, and terminaling; however, if VMSC does not maintain ownership of [*.*] during [*.*] and the price structure changes, Distributor may terminate the applicable Branded DMA or Unbranded Sales Agreement and this Agreement with regard to any or all stations listed in [*.*]. With regard to any termination permitted pursuant to this section 4.2(b), Distributor must give at least 90 days prior written notice to VMSC.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

VALERO MARKETING AND SUPPLY COMPANY — Post Office Box 696000 — San Antonio, Texas 78269-6000

2.             Section 5.4(a) and (b) are hereby deleted and replaced with the following:

(a)                                  For Valero-Branded Stations. Motor Fuels purchased under the Valero Distributor Agreement for Valero-branded stations will be priced at [*.*].  The primary terminal for products shall be [*.*]. From time to time, Valero’s [*.*] may change. Modifications made to such costs shall be notified in writing to Distributor and shall be effective on or after the date Distributor receives such notice, provided that costs paid to third parties may be applied [*.*] VMSC actually incurred such costs. Any increases to such costs shall be based on a pass-through of VMSC’s actual increase in costs. The backup terminal if product is unavailable at [*.*] shall be [*.*]. Motor Fuels purchased under the Valero Distributor Agreement for Valero-branded stations will be priced at the following for [*.*]: (a) Regular and mid-grade unlead will be priced at [*.*], (b) premium unlead will be priced at [*.*], and (c) diesel will be priced at [*.*].

(b)                                 For Shamrock-Branded Stations. Motor Fuels purchased under the Shamrock Distributor Agreement for Shamrock-branded stations will be priced at [*.*].  From time to time, Valero’s [*.*] may change. Modifications made to such costs shall be notified in writing to Distributor and shall be effective on or after the date Distributor receives such notice, provided that costs paid to third parties may be applied [*.*] if VMSC actually incurred such costs. Any increases to such costs shall be based on a pass-through of VMSC’s actual increase in costs. The backup terminal if product is unavailable at [*.*] shall be [*.*] Motor Fuels purchased under the Shamrock Distributor Agreement for Shamrock-branded stations will be priced at the following for [*.*]: (a) Regular and mid-grade unlead will be priced at [*.*], (b) premium unlead will be priced at [*.*], and (c) diesel will be priced at [*.*].

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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If this letter reflects your understanding of our agreement, please sign both copies and return one to my attention.

Sincerely,

/s/ Lee Rahmberg

Lee Rahmberg
Vice President

AGREED AND ACCEPTED
this 27 day April, 2009

Susser Petroleum Company, L.P.

By:	Susser Petroleum Management Company, LLC,
Its general partner

By:	/s/ Rocky Dewbre
Name:	Rocky Dewbre
(print)
Title:	President

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[VALERO LETTERHEAD]

May 6, 2009

Mr. Sam. L. Susser

Chief Executive Officer

Susser Petroleum Company, LLC

555 E. Airtex

Houston, Texas 77073

Re:          Amendment to that certain Master Agreement dated July 28, 2006

Dear Mr. Susser:

Susser Petroleum Company, LP and Valero Marketing and Supply Company (“VMSC”) entered into a Master Agreement dated July 28, 2006. On June 30, 2007, Susser Petroleum Company, LP merged with and into its general partner, which changed its name concurrently with said merger, as the successor by merger, to Susser Petroleum Company LLC (“Susser”). Susser and VMSC agree to amend the Master Agreement as follows:

1.             Amendment Replacing References to Susser Petroleum Company, LP; All references in the Agreement to “Susser Petroleum Company, LP” shall be replaced with references to “Susser Petroleum Company LLC.”

2.             Article 3 — Growth Commitment; The first sentence of Section 3.3 is deleted in its entirety and replaced with the following:

Only stations meeting the definition of [*.*] Stations or [*.*] Stations shall be covered by the terms of this Agreement as it relates to branding and/or Motor Fuel supply, provided however, that VMSC shall extend its credit card and gift card processing services to those sites listed in Appendix 1: [*.*] attached hereto and referenced in Article 7, Section 7.4(b) subpart a, together with such newly constructed or acquired locations as Distributor may hereafter nominate and VMSC approves in writing, and excluding any locations Distributor may hereafter determine to sell or close (the “[*.*] Locations”), which locations, for the avoidance of doubt, shall not be deemed to constitute [*.*] Stations or [*.*] Stations and shall be deemed to be covered by this Agreement only pertaining to credit card and gift card processing services as set forth in Article 7 of this Agreement.

3.             Article 4 — Purchase Commitment; hereby incorporates and makes the following Section 4.3(c) a part of the Master Agreement.

4.3(c) Notwithstanding the foregoing, the credit card receipts from the [*.*] Locations shall not be subject to VMSC’s right to set off in Section 4.3(b) of this Agreement.

4.             Article 7 — Data Transmission/POS/Credit Card Processing; Section 7.4 is hereby deleted and replaced with the following:

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.4           Pricing

(a)                                  The pricing (regarding automation equipment and credit card processing) charged to the Distributor set forth in Article 7 shall be [*.*] the [*.*] then in effect being offered to other distributors.

(b)                                 Pursuant to Distributor’s obligation herein to process credit card and debit transactions from every station covered by this Agreement through VMSC’s Credit Card Center and contingent upon the following conditions being fulfilled by Distributor, effective [*.*], and ending [*.*] from said date, VMSC shall extend to Distributor the rate schedule indicated below. Thereafter, these rates with the requisite conditions shall automatically renew for consecutive, [*.*] periods until the Expiration Date or until terminated early as allowed by the Agreement. Distributor or VMSC may cancel these rates and revert to the rates indicated in the above Section 7.4(a) upon ninety (90) days advance, written notice to the other party after [*.*]. After the initial [*.*] period, Distributor or VMSC may discontinue the credit card and debit card transaction business at the [*.*] Locations [*.*] advance written notice to the other party.

Required Conditions for Distributor’s Credit Card Processing Pricing:

a.                                       Rates indicated below shall apply provided that Distributor maintains its current credit card and debit card transaction business obligations as defined in Section 7.3 of this Agreement and includes all transactions from the [*.*] Locations (currently [*.*] sites). If more than [*.*] of the [*.*] Locations are not included or the current level of credit card and debit card transaction business is not maintained, then VMSC shall have the right to charge Distributor the rates indicated in the above Section 7.4(a).

b.                                      All stations must activate AVS and Velocity for CRIND transactions.

c.                                       Rates are only applicable to [*.*] stores covered by this Agreement and the [*.*] Locations. The rates are not applicable to Distributor’s [*.*] business.

d.                                      Rates may be adjusted at anytime by VMSC if VMSC’s third party costs related to credit card processing increase. If the parties are subject to any governmental regulation of the gasoline retail and convenience store industry as it relates to credit card rates and VMSC makes modifications to their standard terms and conditions or if VMSC’s internal costs related to credit card processing increase, then the parties agree to [*.*] schedule. In the event the parties are not able to agree to a new rate schedule within 90 days from the date notice is given from VMSC to Distributor, then Distributor or VMSC may discontinue the credit card and debit card transaction business at the [*.*] Locations upon [*.*] advance written notice to the other party.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

e.                                       VMSC is not responsible for conversion or switching costs associated or in connection with stations transitioning to the VMSC network.

f.                                         These rates are not applicable to any station not on broadband. Stations not on broadband will continue to be charged [*.*] and as modified from time to time at VMSC’s sole and absolute discretion in accordance with the [*.*].

g.                                      [*.*].

Rate Schedule

	DISCOUNT	FEE
Proprietary	[*.*]	[*.*]
Bank (V & MC)	[*.*]	[*.*]
Amex	[*.*]	[*.*]
Discover	[*.*]	[*.*]
Debit	[*.*]	[*.*]
Valero Fleet	[*.*]	[*.*]
Wex. Voyager	[*.*]	[*.*]
Chargebacks	[*.*]

3.             Article 7 — Data Transmission/POS/Credit Card Processing; hereby incorporates and makes the following Section 7.5 a part of the Master Agreement:

7.5                                 Gift Card Processing — Distributor’s Program.

(a)                                  Distributor shall issue Distributor’s own proprietary gift card program beginning June 1, 2009 (Distributor’s Proprietary Gift Card Program). VMSC agrees to process Distributor’s proprietary gift cards at [*.*] contingent upon the conditions in Section 7.5(b) being fulfilled by Distributor. VMSC reserves its right at any time, in its sole and absolute discretion, to discontinue the processing of Distributor’s proprietary gift cards upon [*.*] days prior notice to Distributor. If VMSC discontinues processing Distributor’s proprietary gift cards, Distributor or VMSC may discontinue the credit card and debit card transaction business solely at the [*.*] Locations upon [*.*] days advance written notice to the other party and the rates for the remaining credit card and debit card transaction business reverts to the rates indicated in the above Section 7.4(a).

(b)                                 Distributor is responsible for:

a.                                       purchasing from VMSC all unused gift card stock supplied by VMSC and replacing gift card stock via Distributor’s own source and expense of procuring the physical gift card stock;

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3

b.                                      managing gift card inventory for all Distributor locations;

c.                                       processing all gift card transactions on the Valero network [*.*];

d.                                      ensuring and providing confirmation to VMSC that all of Distributor’s locations have the appropriate software to support the gift card program standards set forth by VMSC; and

e.                                       issuance and management of Distributor’s Proprietary Gift Card Program and compliance with all laws, rules and regulations that pertain to such programs and the issuance thereof.

(c)                                  Provided all of the foregoing conditions are met by Distributor, the gift card rate will be [*.*] per gift card transaction during [*.*] and thereafter will be [*.*]. The transaction rate is applicable for any gift card transaction by Distributor: initial card loading, card re-loading, inside store purchases, CRIND purchases, and balance inquiries. Monthly transactions are calculated by [*.*].

Monthly Transactions	Per Transaction Rate
[*.*]	[*.*]
[*.*]	[*.*]
[*.*]	[*.*]

If Distributors total gift card volume increases to [*.*] transactions per month or greater, the following rate will apply:

Monthly Transactions	Per Transaction Rate
[*.*]	[*.*]

(d)                                 Rates may be adjusted at anytime by VMSC if VMSC’s third party costs related to gift card processing increase. If VMSC’s internal costs related to gift card processing increase, then the parties agree to negotiate in good faith a new rate schedule. In the event the parties are not able to agree [*.*], then Distributor or VMSC may elect to discontinue processing gift card transactions of Distributor’s Proprietary Gift Card Program hereunder upon [*.*] advance written notice to the other party.

(e)                                  Distributor and VMSC acknowledge and agree that VMSC’s sole responsibility to Distributor regarding Distributor’s Proprietary Gift Card Program is only to process Distributor’s proprietary gift card transactions. Distributor further agrees to release, indemnify, protect, hold harmless and defend VMSC from and against any and all claims, demands, causes of action, liabilities, damages, losses, costs and expenses (including attorney’s fees and court costs) of any and every nature

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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whatsoever arising in any manner out of or in connection with Distributor’s Proprietary Gift Card Program.

As you know, the confidentiality obligations under Section 8.2 of the Master Agreement are in full force and effect and VMSC requests any allowable disclosure there under be given confidential treatment of any pricing provision. If this letter reflects your understanding of our agreement, please sign both copies and return one to my attention.

Sincerely,

/s/ Lee Rahmberg

Lee Rahmberg
Vice President

AGREED AND ACCEPTED
this 13th day May, 2009

Susser Petroleum Company, L.P.

By:	Susser Petroleum Management Company, LLC,
Its general partner

By:	/s/ Rocky Dewbre
Name	Rocky Dewbre
Title:	President

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Appendix 1: [*.*] Locations

To the Amendment dated May6, 2009 to the Master Agreement dated July 28, 2006 between Susser Petroleum Company, LP (“Susser”) and Valero Marketing and Supply Company (“VMSC”).

Site Information

Site Name	Site Street Address	City	Division	State	Zip Code	Site Phone #	POS System	Broadband Type (Satellite, DSL, or N/A)
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Page 1 of Appendix 1:  [*.*] Locations

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Page 2 of Appendix 1:  [*.*] Locations

2

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Page 3 of Appendix 1:  [*.*] Locations

3

[VALERO LETTERHEAD]

August 2, 2010

Mr. Sam. L. Susser

Chief Executive Officer

Susser Petroleum Company, L.P.

555 E. Airtex

Houston, Texas 77073

Re:          Amendment to that certain Master Agreement dated July 28, 2006

Dear Mr. Susser:

Susser Petroleum Company, LP (“Susser”) and Valero Marketing and Supply Company (“VMSC”) are parties to a Master Agreement dated July 28, 2006. As of the agreed and accepted date of this Amendment, Susser and VMSC agree to amend the Master Agreement, on a going forward basis as follows:

A.            Section 5.1, first paragraph and 5.1 (a) are hereby deleted and replaced with the following:

5.1                                 [*.*] Stations, [*.*] Stations, [*.*] Stations and [*.*] Stations.

Pricing for Motor Fuels purchased under the Branded DMAs and the Unbranded Supply Agreement for resale through the [*.*] (which have abided by the requirements set forth in Section 2.3), and [*.*] added to this Agreement under Section 3.1 will be determined by [*.*] and [*.*] as set forth below. Billing and payment will be as specified in Section (c) below. The price for Motor Fuels lifted each day will be [*.*].

(a)                                  [*.*].  The “[*.*]” is defined in Exhibit D attached hereto for each of the delivery terminals and includes the [*.*]. The [*.*] in effect as [*.*] are as set forth in Exhibit C. Modifications to such costs shall be notified in writing to Distributor and shall be effective on or after the date Distributor receives such notice, provided that [*.*]  may be applied [*.*] if [*.*]. Any increases to such costs shall be based on [*.*]. The [*.*] utilizes a [*.*], which means the [*.*] quotation for the applicable grade of Motor Fuel (including RVP pressure) in [*.*] (or successor publication) for [*.*]. If [*.*] does not publish the [*.*], then [*.*] will be used.

B.                                     Exhibit C entitled “[*.*]” is hereby deleted and replaced with the attached Exhibit C.

Except as expressly amended hereby, the terms, conditions, covenants and requirements of the Master Agreement remain in full force and effect.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

VALERO MARKETING AND SUPPLY COMPANY — Post Office Box 696000 — San Antonio, Texas 78269-6000

If this letter reflects your understanding of our agreement, please sign both copies and return one to my attention.

Sincerely,

/s/ David Parker

David Parker
Senior Vice President

AGREED AND ACCEPTED
this 26 day August, 2010

Susser Petroleum Company, L.P.

By:	Susser Petroleum Management Company, LLC,
Its general partner

By:	/s/ Rocky Dewbre
Name:	Rocky Dewbre
(print)
Title:	President

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

Exhibit C

[*.*] Revised

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4

Exhibit D

[*.*]

[*.*] City	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]

(1) [*.*]

(2) [*.*]

(3) [*.*]

NOTE: [*.*]

+ [*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[VALERO LETTERHEAD]

November 18, 2010

Mr. Sam. L. Susser

Chief Executive Officer

Susser Petroleum Company, L.P.

555 E. Airtex

Houston, Texas 77073

Re:                               Amendment to that certain Master Agreement dated July 28, 2006

Dear Mr. Susser:

Susser Petroleum Company, LP (“Susser”) and Valero Marketing and Supply Company (“VMSC”) are parties to a Master Agreement dated July 28, 2006. As of the agreed and accepted date of this Amendment, Susser and VMSC agree to amend the Master Agreement, on a going forward basis as follows:

A.                                   Section 5.1 (a) is hereby deleted and replaced with the following:

5.1                                 [*.*] Stations, [*.*] Stations, [*.*] Stations and [*.*] Stations.

(a)                                  [*.*].  The [*.*] is defined in Exhibit D attached hereto for each of the delivery terminals and includes the [*.*]. The [*.*] in effect [*.*] are as set forth in Exhibit C. Modifications to such costs shall be notified in writing to Distributor and shall be effective on or after the date Distributor receives such notice, provided that costs paid to third parties (including [*.*]) may be applied [*.*]. Any increases to [*.*] shall be based on [*.*]. The [*.*] utilizes [*.*] which means the [*.*] quotation for the applicable grade of Motor Fuel (including RVP pressure) in [*.*] (or successor publication) for the day before the day of lifting for [*.*]. If [*.*] does not publish the [*.*], then [*.*] will be used. In the event that VMSC chooses to utilize an alternative to [*.*], both parties agree to negotiate in good faith a new [*.*].

B.                                     There will be a [*.*] change to [*.*] on Exhibit D from [*.*] to [*.*]. This will be in effect from [*.*] through [*.*]. Prior to [*.*] both parties agree to negotiate in good faith the [*.*] to the [*.*] based on the role of [*.*] in the marketplace. In the event that VMSC chooses to utilize [*.*], the [*.*] will change to [*.*].

C.                                     Exhibit D entitled “[*.*]” is hereby deleted and replaced with the attached Exhibit D.

Except as expressly amended hereby, the terms, conditions, covenants and requirements of the Master Agreement remain in full force and effect.

If this letter reflects your understanding of our agreement, please sign both copies and return one to my attention.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

VALERO MARKETING AND SUPPLY COMPANY — Post Office Box 696000 — San Antonio, Texas 78269-6000

Sincerely,

/s/ David Parker

David Parker
Senior Vice President
AGREED AND ACCEPTED
this 3rd day December, 2010

Susser Petroleum Company, L.P.

By:	Susser Petroleum Management Company, LLC,
Its general partner

By:	/s/ Rocky Dewbre
Name	Rocky Dewbre
(print)
Title:	President

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

Exhibit D

[*.*]

[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]
[*.*]	[*.*]	[*.*]

(1) [*.*]

(2) [*.*]

(3) [*.*]

NOTE: [*.*]

+ [*.*]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[VALERO LETTERHEAD]

January 11, 2011

Mr. Sam. L. Susser

Chief Executive Officer

Susser Petroleum Company, LLC

555 E. Airtex

Houston, Texas 77073

Re:                               Amendment to that certain Master Agreement dated July 28, 2006

Dear Mr. Susser:

Susser Petroleum Company, LP (“Susser”) and Valero Marketing and Supply Company (“VMSC”) are parties to a Master Agreement dated July 28, 2006. Susser and VMSC agree to amend the Master Agreement as follows:

1.                                       Effective January 1, 2011, Section 5.4(a) and (b) are hereby deleted and replaced with the following:

(a)                                  For [*.*] Stations. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at [*.*]. [*.*] The primary terminal for products shall be [*.*].  From time to time, Valero’s [*.*] may change. Modifications made to [*.*] shall be notified in writing to Distributor and shall be effective on or after [*.*], provided that [*.*] may be applied [*.*] if [*.*]. Any increases to [*.*] shall be based on [*.*]. The backup terminal if product is unavailable at [*.*] shall be [*.*]. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at the following for [*.*]: (a) Regular and mid-grade unlead will be priced at [*.*], (b) premium unlead will be priced at [*.*], and (c) diesel will be priced at [*.*].

(b)                                 For [*.*] Stations. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at [*.*].  From time to time, Valero’s [*.*] may change. Modifications made to [*.*] shall be notified in writing to Distributor and shall be effective [*.*], provided that [*.*] may be applied [*.*]. Any increases to [*.*] shall be based on a [*.*]. The backup terminal if product is unavailable at [*.*] shall be the [*.*]. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at the following for[*.*]: (a) Regular and mid-grade unlead will be priced at [*.*], (b) premium unlead will be priced at[*.*], and (c) diesel will be priced at [*.*].

If this letter reflects your understanding of our agreement, please sign both copies and return one to my attention.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

VALERO MARKETING AND SUPPLY COMPANY — Post Office Box 696000 — San Antonio, Texas 78269-6000

Sincerely,

/s/ Gevan Alford

Gevan Alford
Director Wholesale Operations

AGREED AND ACCEPTED
this 11th day of January, 2011

Susser Petroleum Company, LLC

By:	Susser Petroleum Management Company, LLC,
Its general partner

By:	/s/ Rocky Dewbre
Name:	Rocky Dewbre
(print)
Title:	President

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[VALERO LETTERHEAD]

February 14, 2011

Mr. Sam. L. Susser

Chief Executive Officer

Susser Petroleum Company, LLC

555 E. Airtex

Houston, Texas 77073

Re:                               Amendment to that certain Master Agreement dated July 28, 2006

Dear Mr. Susser:

Susser Petroleum Company LLC, successor by merger to Susser Petroleum Company, LP (“Susser”), and Valero Marketing and Supply Company (“VMSC”) are parties to a Master Agreement dated July 28, 2006. Susser and VMSC agree to amend the Master Agreement as follows:

1.                                       Effective January 24, 2011, Section 5.4(a) and (b) are hereby deleted and replaced with the following:

(a)                                  For [*.*] Stations. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at the following for the [*.*] terminal: (a) Regular unlead will be priced at [*.*] per gallon, (b) premium unlead will be priced at [*.*] per gallon, and (c) diesel will be priced at [*.*] per gallon. [*.*]. The primary terminal for products shall be the [*.*] terminal. From time to time, Valero’s [*.*] may change. Modifications made to [*.*] shall be notified in writing to Distributor and shall be effective on or after [*.*], provided that [*.*] may be applied [*.*]. Any increases to [*.*] shall be based on [*.*]. The backup terminal if product is unavailable at the [*.*] terminal shall be the [*.*] terminal. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at the following for the [*.*] terminal: (a) Regular and mid-grade unlead will be priced at [*.*] per gallon, (b) premium unlead will be priced at [*.*] per gallon, and (c) diesel will be priced at [*.*] per gallon].

(b)                                 For [*.*] Stations. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at the following for the [*.*] terminal: (a) Regular unlead will be priced at [*.*] per gallon, (b) premium unlead will be priced at [*.*] per gallon, and (c) diesel will be priced at [*.*] per gallon. [*.*]. From time to time, Valero’s [*.*] may change. Modifications made to [*.*] shall be notified in writing to Distributor and shall be effective on or after [*.*], provided that [*.*] may be applied [*.*]. Any increases to [*.*] shall be based on [*.*]. The backup terminal if product is unavailable at the [*.*] terminal shall be the [*.*] terminal. Motor Fuels purchased under the [*.*] Distributor Agreement for [*.*] stations will be priced at the following for the [*.*] terminal: (a) Regular and mid-grade unlead will be

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

VALERO MARKETING AND SUPPLY COMPANY — Post Office Box 696000 — San Antonio, Texas 78269-6000

priced at [*.*] per gallon, (b) premium unlead will be priced at [*.*] per gallon, and (c) diesel will be priced at [*.*] per gallon.

If this letter reflects your understanding of our agreement, please sign both copies and return one to my attention.

Sincerely,

/s/ Gevan Alford

Gevan Alford
Director Wholesale Operations

AGREED AND ACCEPTED
this 14th day February, 2011

Susser Petroleum Company LLC

By:	/s/ Rocky Dewbre
Name:	Rocky Dewbre
Title:	President and COO

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SEVENTH AMENDMENT TO
MASTER AGREEMENT

This Seventh Amendment to Master Agreement (“Amendment”) by and between VALERO MARKETING AND SUPPLY COMPANY (“VMSC”) and SUSSER PETROLEUM COMPANY LLC, successor-by-merger to Susser Petroleum Company, L.P. (“Distributor”) is effective July 1, 2011 (the “Effective Date”).

RECITALS

A.                                   VMSC and Distributor (then known as Susser Petroleum Company, LP) entered into a Master Agreement, dated effective as of July 28, 2006 (as amended prior to the date hereof, and as further amended hereby, the “Agreement”), which has been amended prior to the date hereof by:  (1) a letter agreement, dated January 26, 2009, and countersigned by Distributor on April 27, 2009, replacing Section 4.2 and Section 5.4(a) and Section 5.4(b) (the “First Amendment”); (2) a letter agreement, dated May 6, 2009, and countersigned by Distributor on May 13, 2009, replacing Section 3.3, adding Section 4.3(c), replacing Section 7.4 and adding Section 7.5 (the “Second Amendment”); (3) a letter agreement, dated August 2, 2010, and countersigned by Distributor on August 26, 2010, replacing Section 5.1, first paragraph, and Section 5.1(a), and replacing Exhibit C (the “Third Amendment”); (4) a letter agreement, dated November 18, 2010, and countersigned by Distributor on December 3, 2010, amending Section 5.1(a), replacing Exhibit D and making other agreements in connection therewith (the “Fourth Amendment”); (5) a letter agreement, dated January 11, 2011, replacing Section 5.4(a) and Section 5.4(b) (the “Fifth Amendment”); and (6) a letter agreement, dated and countersigned by Distributor on February 14, 2011, replacing Section 5.4(a) and Section 5.4(b) (the “Sixth Amendment”).

B.                                     On June 30, 2007, Distributor (then known as Susser Petroleum Company, LP) merged with and into Susser Petroleum Company LLC, its general partner.

C.                                     VMSC and Distributor desire to further amend the Agreement from and after the Effective Date, as provided in this Amendment.

Therefore, in consideration of the mutual terms, conditions, and covenants set forth in this Amendment, VMSC and Distributor hereby agree as follows:

AGREEMENT

1.                                       Recitals.  The foregoing recitals are true and correct and are incorporated herein.

2.                                       Amendments.  From and after the Effective Date:

a.                                       Section 1.1 of the Agreement is entirely replaced with the following:

1.1                                 Purpose of Agreement.  VMSC and Distributor are parties to the Valero Distributor Agreement, the Shamrock Distributor Agreement, the [*.*] Agreement and

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Seventh Amendment to Master Agreement

Valero/Susser

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the Unbranded Supply Agreement (collectively, the “Supply Agreements”).  All Valero-branded Motor Fuels will be purchased under the Valero Distributor Agreement.  All Shamrock-branded Motor Fuels will be purchased under the Shamrock Distributor Agreement.  All unbranded Motor Fuels will be purchased under the Unbranded Supply Agreement, or the [*.*] Agreement, in accordance with Section 3.2 of this Agreement; and consequently, Motor Fuels are not purchased under this Agreement.  The purpose of this Agreement is to:  (1) amend the pricing and payment provisions of the Branded DMAs and the Unbranded Supply Agreement by specifying how Motor Fuels purchased under those agreements for sale at the stations covered by this Agreement will be priced and paid for while this Agreement is in effect, (2) amend certain other provisions of the Branded DMAs as specified herein, and (3) to set forth certain other agreements of the parties.  If there is an inconsistency between the Branded DMAs, the [*.*] Agreement or the Unbranded Supply Agreement and this Agreement, then this Agreement shall control.  Except as specifically amended in this Agreement, the payment-related provisions of the applicable Supply Agreement shall remain in effect.

b.                                      The following language is added to the end of Section 2.5 of the Agreement:

; provided however, that notwithstanding anything to the contrary contained in this Agreement [*.*].

c.                                       Section 3.2 of the Agreement is entirely replaced with the following:

3.2                                 Conversion and Supply of [*.*] Stations.  If the [*.*] Station meets the Valero brand image requirements, then such station must be branded Valero by Distributor (subject to VMSC’s conflict analysis as described below) in accordance with Exhibit A—Brand Conversion Provisions within [*.*] of the Acquisition Date.  If the Growth Station does not meet the Valero brand image requirements Distributor will have its choice, within [*.*], of either (a) branding the station Shamrock (provided it meets the brand image requirements), in which case it will be supplied under the Shamrock DMA; or (b) imaging it unbranded, in which case it will be an Unbranded Station under this Agreement, and it will be supplied under the Unbranded Supply Agreement.  VMSC will decide, in its sole discretion, if a [*.*] Station will be allowed to brand Valero if there is another Valero branded station in the area.  If VMSC denies permission to brand the [*.*] Station Valero due to a conflict (an “[*.*]”), Distributor will have its choice, within [*.*], of either (a) branding the station Shamrock (provided it meets the brand image requirements), in which case it will be supplied under the Shamrock DMA; or (b) imaging it unbranded, in which case it will be supplied under the [*.*] Agreement.  In the [*.*] Area only,[*.*].

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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d.                                      Subsection (iv) of Section 4.1(a) of the Agreement is entirely replaced with the following:

(iv)                              to cause each [*.*] Station to be supplied under the applicable Supply Agreement, as provided in Section 3.2, from the date it is added, through the Expiration Date.

e.                                       The last sentence of Section 4.1(b) of the Agreement is entirely replaced with the following:

Monthly [*.*] and [*.*] volumes for stations under each of the Supply Agreements will only be modified by written agreement of the parties.

f.                                         The first sentence of Section 4.2 of the Agreement is entirely replaced with the following:

Distributor shall have the right to take the following actions regarding the [*.*] Stations and [*.*] Stations on the amount of prior written notice to VMSC set forth below:  (i) remove from the applicable Supply Agreement and this Agreement a maximum of [*.*] total stations per calendar year (net of any “new to industry sites” added to this Agreement during such calendar year) due to a sale of the stations or decision to close them down; (ii) terminate the applicable Supply Agreement and this Agreement with regard to any or all stations located outside of the [*.*], or (iii) terminate the applicable Supply Agreement and this Agreement with regard to a group of stations located in a city in the [*.*], not to exceed [*.*] stations in any calendar year.

g.                                      The last sentence of Section 4.3(b) of the Agreement is entirely replaced with the following:

In the event VMSC (a) reduces Distributor’s credit line so that the payment terms specified in this Agreement must be shortened in order for Distributor to purchase the volume of Motor Fuels required under the relevant Supply Agreement, or (b) exercises its options described in this Section 4.3(b), and such reduction in (a) or exercise in (b) was not as a result of a payment default or a material change in Distributor’s or its Affiliates’ financial situation or outlook, then Distributor shall have the right to terminate this Agreement (as well as the relevant Supply Agreements) on written notice to VMSC, in which case the Early Termination Fee described in Section 6.2 would not be payable.

h.                                      Section 5.1 of the Agreement is entirely replaced with the following:

5.1                                 [*.*] Stations, [*.*] Stations, [*.*] Stations, [*.*] Stations and [*.*] Stations.  Pricing for Motor Fuels purchased under the Branded DMAs and the [*.*] Agreement for resale through the [*.*] Stations, [*.*] Stations, [*.*] Stations (which have abided by the requirements set forth in Section 2.3), and [*.*] Stations added to this

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Agreement under Section 3.1 will be determined by delivery terminal and on a daily basis as set forth below.  Billing and payment will be as specified in Section (c) below.  The price for Motor Fuels lifted each day will be [*.*].

(a)                                  [*.*].  The [*.*] is defined in Exhibit D attached hereto for the each of the delivery terminals and [*.*]. The [*.*] in effect as of the Effective Date are set forth in Exhibit C.  Modifications to such costs shall be notified in writing to Distributor and shall be effective on or after the date Distributor receives such notice, provided that costs paid to third parties (including Nustar LP (fka Valero LP)) may be applied retroactively for a maximum of [*.*] days if VMSC actually incurred such costs.  Any increases to such costs shall be based on a pass-through of VMSC’s actual increase in costs.  The [*.*] utilizes [*.*], which means the [*.*] price quotation for the applicable grade of Motor Fuel (including RVP pressure) in [*.*] Report (or successor publication) for the day before the day of lifting for [*.*] delivery.  If [*.*] does not publish the [*.*] on the day before lifting, then the most recent preceding day’s quotation will be used.  In the event that VMSC chooses to utilize an alternative to [*.*], both parties agree to negotiate in good faith a new [*.*].

(b)                                 [*.*].  [*.*] is equal to, at each terminal, the [*.*] for the applicable grade of Motor Fuel and formulation (e.g. RFG, conventional, low sulphur diesel, etc.) of the [*.*] for the day of lifting.  If there is no [*.*] for the day of lifting, then the most recent preceding day’s quotation will be used.  In the event that the [*.*] ceases to have a [*.*] at a terminal or ceases to have a meaningful share in the particular terminal/market area, then the parties will attempt to agree on a substitute [*.*] to include in the computation ([*.*]).  If the parties cannot agree on a [*.*] shall be computed on the basis of the [*.*].  All computations will be performed on a grade-specific and terminal-specific basis.  All [*.*] referred to herein shall refer to those [*.*] found on the [*.*] index (or such other industry index agreed to by the parties, if the [*.*] index ceases to be published).

(c)                                  Billing/Payment.  VMSC will bill Distributor daily for Motor Fuels lifted based on the Formula Price.  Distributor will pay for such Motor Fuels by EFT net [*.*] calendar days (subject to sufficient credit) and [*.*].  VMSC will [*.*] during the month that should receive the [*.*].  Within 15 business days after the end of the month, VMSC will send to Distributor a reconciliation report along with a [*.*] to liftings within the past month.

i.                                          Section 6.1(b) and Section 6.1(c) of the Agreement are entirely replaced with the following:

(b)                                 [Deleted]

(c)                                  Either party may terminate this Agreement prior to the expiration of the Term, if the other party materially defaults in its obligations under this Agreement and such default, if involving payment of money, is not cured within 3 business days of receipt of notice of such default, and for other defaults, is not cured within 30 days of

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receipt of notice of such default (which 30-day period will be extended as reasonably necessary if such default is not capable of being cured within 30 days and the defaulting party has begun and is diligently pursuing completion of the cure, subject to a maximum cure period of 90 days).  If a party elects to terminate any of this Agreement, all of the agreements shall automatically terminate concurrently.

j.                                          Section 8.3 of the Agreement is entirely replaced with the following:

8.3                                 Volume Reporting.  Distributor shall submit to VMSC Motor Fuel sales under each of the Branded DMAs by station by calendar month for each month during a calendar quarter not later than 30 days after the end of each calendar quarter.  This information will be submitted electronically in a spreadsheet to VMSC or in another electronic means in a manner mutually agreed to by the parties.

k.                                       Section 8.4 of the Agreement is entirely replaced with the following:

8.4                                 Transfer of Agreement.  This Agreement may not be transferred or assigned by Distributor (in whole or in part, by operation of law or otherwise) without the prior written consent of VMSC.  If VMSC’s consent is granted, then such Distributor’s transferee or assignee must fully assume the obligations of Distributor under this Agreement and under the Supply Agreements and Distributor must remain liable hereunder and thereunder.  Notwithstanding any provision to the contrary set forth in this Agreement and/or any of the Supply Agreements, VMSC acknowledges that the following do not constitute a transfer:  (a) a reorganization of Distributor’s parent company to effectuate an initial public offering of its stock; (b) subsequent to the initial public offering, any public secondary offerings or public primary sale of stock in Distributor’s parent, (c) a recapitalization of Distributor’s parent company or any Affiliate thereof to replace all or part of the interest held by Wellspring Capital Management LLC or any Affiliate thereof or successor thereof provided the ratio of the total funded debt to adjusted EBITDA of Distributor’s parent company is not higher than [*.*] to 1.  This Agreement is fully assignable by VMSC, provided that any such assignee must fully assume the obligations of VMSC under this Agreement and under the Supply Agreements and that VMSC remains liable hereunder and thereunder.  If VMSC does not consent to a transfer or assignment of this Agreement by Distributor, then Distributor shall have the right to terminate this Agreement on 30 days notice to VMSC and the Early Termination Fee described in Section 6.2 would not be payable due to such termination.

5.                                       Miscellaneous.

a.                                       Except as amended hereby, the Agreement remains full force and effect and is hereby ratified and confirmed by the parties.

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b.                                      This Amendment shall be binding on and inure to the benefit of the parties and their permitted successors and assigns.

c.                                       In the event of a conflict or discrepancy between the terms of this Amendment and the Agreement, this Amendment shall control.

[signatures on following page]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS HEREOF, the parties have executed this Amendment on the respective dates set forth below, to be effective for all purposes as of the Effective Date.

Distributor:		VMSC:

SUSSER PETROLEUM COMPANY LLC		VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rocky Dewbre	By:	/s/ Gevan Alford
	Rocky Dewbre,		Gevan Alford,
	President and COO		Director, Wholesale Operations and Support

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ATTACHMENT 1 to FIFTH AMENDMENT TO MASTER AGREEMENT

*******NEW******
EXHIBIT E
to
Master Agreement

Petroleum Product Purchases/Sales Agreement [*.*]Stations

This Petroleum Product Purchase/Sales Agreement - [*.*] Stations (“Agreement”), dated effective as of July 1, 2011 (the “Effective Date”), is entered into by and between Susser Petroleum Company LLC (“Buyer”) and Valero Marketing and Supply Company (“Seller”).

Buyer (then known as Susser Petroleum Company, LP) and Seller are the current parties to a Master Agreement, dated July 28, 2006 (as amended as of the date hereof, the “Master Agreement”), the terms of which shall be incorporated as necessary into this Agreement.  Capitalized Terms that are used in this Agreement that are not specifically defined herein, have the meaning given to them in the Master Agreement.  Section 3.2 of the Master Agreement provides that certain Buyer retail stations within the [*.*] (as defined in the Master Agreement), which Seller has decided, in its sole discretion, cannot be branded pursuant to the Master Agreement due to competitive concerns (the “[*.*]”), shall be branded under this Agreement, and this Agreement is intended to cover [*.*] Stations as they exist from time to time.  The initial [*.*] Stations are listed on the attached Schedule 1, which shall be updated from time to time by mutual agreement of the parties in the same manner and custom as the schedules under the Master Agreement are updated to reflect which stations are covered under the Master Agreement. Seller agrees to sell and deliver to Buyer and Buyer agrees to purchase and receive from Seller Motor Fuels (as that term is defined in the Master Agreement, the “Product(s)”) in accordance with the terms and provisions hereof.

1.	Commitment:	Buyer’s commitment to purchase the aggregate gallons of Product(s) shall be applied over the period of this Agreement set forth in Section 3.

2.	Payment Terms:	Payment due [*.*] days from date of bill of lading.

3.	Period:	July 1, 2011 — July 31, 2018. Ratability to be Weekly.

4.	Other Remarks:

Volume determined solely by terminal net bill of lading. Taxes and fees are not included in the Price and shall be billed as a separate line item. Buyer shall pay to Seller on demand amounts equivalent to any and all taxes, duties, charges, and fees, and any and all increases thereon which are now or hereafter imposed, directly or indirectly, on, against, in respect of, or measured by the Product(s), or any material contained in the Product(s), or the inspection, production, manufacture, sale, purchase, storage, transportation, delivery, or other handling of the Product(s) or

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Seventh Amendment to Master Agreement	Attachment 1 – NEW Exhibit E

Valero/Susser

material contained in the Product(s), or any feature thereof, or otherwise relating to this Agreement. The parties specifically agree that the preceding sentence shall apply regardless of any other term or condition contained herein or any other agreement between the parties.

5.	Specification:	Per Seller specifications.

6.	Quantity/Volume:	Buyer shall purchase between [*.*]% and [*.*]% of Monthly Gallons per each Delivery Point. Liftings to be ratable over period set forth in Section 3.

7.	Default:

Either party may terminate this Agreement prior to the expiration of the Period, if the other party materially defaults in its obligations under this Agreement and such default, if involving payment of money, is not cured within 3 business days of receipt of notice of such default, and for other defaults, is not cured within 30 days of receipt of notice of such default (which 30-day period will be extended as reasonably necessary if such default is not capable of being cured within 30 days and the defaulting party has begun and is diligently pursuing completion of the cure, subject to a maximum cure period of 90 days).

8.	Notices:	Notices will be provided in accordance with the terms of the Master Agreement.

9.	Terms & Conditions:

The “Valero Marketing And Supply Company’s General Terms And Conditions For Petroleum Product Purchases/Sales” that are in place as of the Effective Date are hereby incorporated and form a part of this Agreement.

10.	Allocation:

Seller, in its sole discretion, may decide to allocate or limit quantities of Product available for sale. In the event of allocation or limitation of Product by Seller, Seller shall exercise reasonable efforts to ensure buyers with required purchase contracts receive allocations of the Product that buyer has purchased on a regular basis before non guaranteed quantity purchase customers and new customers. Seller will make reasonable business efforts to allocate fairly.

11.	Over Lifting:

Seller reserves the right, at any time and from time-to-time during the Period, after notice to Buyer (which may be given by DTN or other electronic means), to charge a higher price for non-ratable liftings or over-liftings as described in this section. The notice to Buyer shall specify (i) an effective date, (ii) the time period over

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which liftings will be measured (the “Lifting Period”) during the term the notice is in effect, (iii) the maximum volume allowed to be lifted without a higher price during any Lifting Period (the “Lifting Period Maximum”), and (iv) the amount of the higher price, or the method by which the higher price will be determined, on all volume of Products lifted during the Lifting Period above the Lifting Period Maximum. The notice may designate an end date or state that it shall remain effective until further notice from Seller. The notice may define the Lifting Period as daily, a 10-day period, monthly, or any other time period. The exercise of Seller’s rights under this paragraph shall not affect any other remedies available to Seller for a breach of this Agreement by Buyer.

12.	[*.*]:

Under this Agreement, the “[*.*]” is defined in Exhibit A attached hereto for each of the delivery terminals and includes the then-current applicable exchange differentials, transportation and terminaling costs. The [*.*] are provided for in Exhibit C of the Master Agreement. The “[*.*]” utilizes [*.*], which means the [*.*] price quotation for the applicable grade of Motor Fuel (including RVP pressure) in [*.*] Report (or successor publication) for the day before the day of lifting for [*.*] delivery. If [*.*] does not publish the [*.*] on the day before lifting, then the most recent preceding day’s quotation will be used. In the event that VMSC chooses to utilize an alternative to [*.*], both parties agree to negotiate in good faith a new [*.*]. The price for Motor Fuels lifted each day will be [*.*].

13.	Miscellaneous:

The parties may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of all of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or pdf is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This Agreement is executed by the parties to be effective for all purposes as of the Effective Date.

Buyer:		Seller:

Susser Petroleum Company LLC		Valero Marketing and Supply Company

By:	[EXHIBIT ONLY]	By:	[EXHIBIT ONLY]
Name:	Rocky Dewbre	Name:	Joseph M. Maratea
Title:	President and COO	Title:	Vice President

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1
to
Petroleum Product Purchases/Sales Agreement [*.*] Stations

[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]	[*.*]
					[*.*]		[*.*]
					[*.*]		[*.*]

[End of Schedule 1]

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Exhibit A
to
Petroleum Product Purchases/Sales Agreement [*.*] Stations

[*.*]		[*.*]		[*.*]
[*.*]	[*.*]		[*.*]
[*.*]
[*.*]
[*.*]
[*.*]

[End of Exhibit]

[*.*]  CONFIDENTIAL TREATMENT REQUESTED:  INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[*.*].”  AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.